                                    SEMI-ANNUAL REPORT

                                    [HARBOR FUND LOGO]

                                    APRIL 30, 1998

     ---------------------------------------------------------------------------
                                    HARBOR FUND

HARBOR FUND
SEMI-ANNUAL REPORT OVERVIEW

     The first half of Harbor Fund's fiscal year ended April 30, 1998. Performance for this six-month period is shown below for each of the nine portfolios. All performance figures included in this report are total returns and assume the reinvestment of dividends. The Long-Term Historic Returns represent unmanaged indices and are included as an indication of longer-term potential associated with taking different levels of market risk.

                                                                UNANNUALIZED
                                                                  6 MONTHS
HARBOR FUNDS IN ORDER OF MARKET RISK                            ENDED 4/30/98
------------------------------------                            -------------
Growth......................................................       11.95%
International Growth........................................       24.86%
Capital Appreciation........................................       20.94%
International II............................................       13.16%
International...............................................       20.48%
Value.......................................................       17.63%
Bond........................................................        3.48%
Short Duration..............................................        2.81%
Money Market................................................        2.57%

COMMONLY USED MARKET INDICES
----------------------------
Morgan Stanley Capital International Europe, Australia, and
  Far East (EAFE); international equity.....................       15.44%
Standard & Poor's 500
  (S&P 500); domestic equity................................       22.47%
Lehman Brothers Aggregate
  (LB AGG); domestic bonds..................................        3.59%
One-Year Government Bonds
  (1-YR GVT)................................................        2.61%
90-Day U.S. Treasury Bills
  (T-Bills); domestic short-term............................        2.61%

                                                                  30 YEARS
                                                                  1968-1997
LONG-TERM HISTORIC RETURNS                                      ANNUAL RATES
--------------------------                                      ------------
EAFE(1).....................................................       12.06%
S&P 500.....................................................       12.12%
Domestic Bonds (intermediate and long)(2)...................        8.62%
1-YR GVT(3).................................................        7.86%
T-Bills(4)..................................................        6.77%
Consumer Price Index........................................        5.34%

                                                                                          6 MONTHS            LIPPER
HARBOR FUND EXPENSE RATIOS            1994         1995         1996         1997          1998+             MEDIAN**
--------------------------            ----         ----         ----         ----         --------           --------
Growth............................    0.93%        0.93%        0.92%        1.12%          0.99%              0.99%
International Growth..............    1.32%*       1.21%*       1.10%        1.02%          0.98%              0.96%
Capital Appreciation..............    0.81%        0.75%        0.75%        0.70%          0.68%              0.69%
International II..................      NA%          NA%        1.44%+*      0.98%*         1.18%*             1.33%
International.....................    1.10%++      1.04%++      0.99%++      0.97%++        0.94%++            1.02%
Value.............................    1.04%        0.90%        0.83%        0.83%          0.77%              0.90%
Bond..............................    0.77%*       0.70%*       0.70%*       0.67%*         0.65%*             0.63%
Short Duration***.................    0.38%*       0.38%*       0.33%*       0.36%*         0.34%*             0.46%
Money Market......................    0.67%*       0.61%*       0.64%*       0.62%*         0.58%*             0.71%

   ------------------

   (1) EAFE date of inception is January 1970; 1968 and 1969 are replications of the index as calculated by InterSec Research.
   (2) LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.
   (3) Historic data used to approximate total One-Year Government Bonds Return. Source: Ibbotson Associates
   (4) A one bill portfolio of the bill having the shortest maturity not less than one month. Source: Ibbotson Associates
     * Reflects the Adviser's agreement not to impose all or a portion of its advisory fees.
    ** Includes all funds in the 3/31/98 Lipper Universe with the same investment objective as the comparable Harbor Fund portfolio and with similar total assets.
   *** For operating expenses only. Total expense ratio, including interest expense for the Short Duration Fund, is 1.64% for 1994, 1.84% for 1995, 1.59% for 1996, 1.00% for 1997, and 0.34% for the six-month period ending April 30, 1998. Harbor Short Duration Fund commenced operations 1/1/92.

     + Annualized figure.
    ++ Reflects the Adviser's and Subadviser's agreement not to impose a portion of the advisory fee.

DEAR SHAREHOLDER:
     An extremely wide angle lens would be needed by any investor wanting a picture of the really significant financial and economic developments over the first six months of Harbor Fund's fiscal year.

     Consider the scope of global events in the period:

        - "Euro euphoria" broke out in the wake of outstanding returns by many stock markets in Europe.

        - Creation of the historic European Economic Union, involving 11 nations and a common currency--the Euro, appeared to be a certainty by year-end.

        - With mergers and acquisitions accelerated at a rapid pace, agreement was reached on the largest-ever merger, uniting Chrysler and Daimler-Benz to form a giant multinational, a step toward making the world truly one large marketplace.

        - Corporate restructuring gained momentum across Europe.

        - A financial crisis in Southeast Asia--where the total financial markets are dwarfed by those in the world's major markets--got the attention of investors, bankers, and governments worldwide.

        - The crisis--which crippled American exports to that area and sent Asian imports soaring--was blamed for a troubling increase in the U.S. balance of payments.

        - The Asian economic situation also was credited with having a dampening effect on U.S. inflation and reining in domestic economic growth which might otherwise have been overheating.

        - Powerful new global economic forces--including growing production capacity and the Asian situation--appear to be stemming inflation worldwide.

     What does all this mean?

     Each of these developments seems to give credence to "economic globalization," the notion that one world economy is drawing ever closer.

     Among those who take that view is Bill Gross of Pacific Investment Management Co. (PIMCO) and portfolio manager of the Harbor Bond Fund, who says a cyclical worldwide production "glut" will hold down inflation and produce slower-than-average worldwide economic growth over the next several years.

     While less than an exciting prospect for equity investors, this should be good news for bond investors, he notes.

     That scenario provides a sharp contrast to the dynamic performance of equities in Europe during the first half of our fiscal year. On balance, Harbor's three international equity funds, had standout performances during the half in the face of the serious problems in Southeast Asia.

     While equity investors would be well advised to take a realistic view of prospects for prolonged continuation of the off-the-chart equity returns in the current long-standing bull market, this also might be a good time to consider international equities.

     Comparison of the performance of the S&P 500 index and the EAFE index--created in 1970 to provide a benchmark for international (non-U.S.) equity market performance--provides interesting insight as illustrated in the chart below.

     While there were periods when one index significantly outperformed the other, equally strong total returns were recorded by both indexes between 1970 and the end of 1997. The EAFE index outperformed the S&P 500 throughout most of the decade of the 1980s. For the last 10 years, however, the S&P gains have been stronger and have moved ahead sharply in the last 18 months.

     The point here is that plotting of relative performance of domestic and international equities for even the last 25 years and more shows that over longer periods of time both have produced about the same result. And since diversification is one of the cornerstones of sensible investing, international equities offer an important avenue to further diversity.

     We continue to believe that the outlook for both domestic and international equities remains positive with subdued inflation at home and abroad.

     As always we suggest investors choose an asset allocation mix of equities and fixed income investments with a level of risk appropriate for individual goals and to stay with it rather than attempting to time the market.

     On balance, performance of the Harbor funds in the first half of the fiscal year was very strong. The Harbor Capital Appreciation Fund posted an outstanding gain, as did the Harbor Value Fund. Harbor Growth Fund has achieved an exceptional gain for the 12-month period since a change in the subadviser on May 2 last year.

     As mentioned, the Harbor international equity funds--with a portfolio focus on Europe--did exceptionally well. The Fund portfolio managers believe the outlook for continued strong gains in Europe is particularly good.

     Once again, we urge your careful review of the detailed performance of the Harbor funds on the pages which follow this letter and because expenses are an important element of your investment program we also invite your attention to the expense ratios of the Harbor funds on page 1.

     Thank you again for investing with us.

                                            Sincerely,

                                            Ronald C. Boller

                                            Ronald C. Boller
                                            President

                                     [GRAPH]




                                                    EAFE IN U.S. $ VS S&P 500*
                                                     (12/31/1969 TP 12/31/97)

                1969       1970       1971       1972        1973        1974        1975        1976         1977       1978
                ----       ----       ----       ----        ----        ----        ----        ----         ----       ----
S&P 500        1          1.04007     1.18       1.41454    1.20715     0.887644    1.21787     1.50825      1.3999    1.49174
EAFE           1          0.883392    1          1.56092    1.32799     1.02037     1.3815      1.41657      1.67236   2.21792

                1979       1980         1981       1982       1983        1984       1985        1986          1987      1988
                ----       ----         ----       ----       ----        ----       ----        ----          ----      ----
S&P 500       1.76681     2.3396      2.22475    2.70105    3.30916     3.51653     4.64737     5.50576      5.79376    6.76765
EAFE          2.32329     2.84786     2.78298    2.73128    3.37836     3.62775     5.66526     9.59921     11.9637    15.3457

                1989        1990        1991       1992       1993        1994        1995        1996        1997
                ----        ----        ----       ----       ----        ----        ----        ----        ----
S&P 500        8.89884     8.6165     11.2488    12.1116    13.3215     13.4957     18.5471     22.8266      30.4422
EAFE          16.9626     12.9854     14.5601    12.7878    16.9515     18.27       20.3177     21.5463      21.9294

*Source: Harbor Capital Advisors, Inc.

HARBOR FUND
    The following performance figures are annualized for each Fund except for the six-month total return calculations. The date of inception for Harbor Growth Fund was November 19, 1986; Harbor International Growth Fund was November 1, 1993; Harbor International Fund II was June 1, 1996; Harbor Short Duration Fund was January 1, 1992; and all other Funds started December 29, 1987. Unless otherwise stated, all comments pertain to the fiscal half ended April 30, 1998.

    HARBOR GROWTH FUND                                          4/30/98  $13.26
                                       NET ASSET VALUE:        10/31/97  $14.20

    -------------------------------------------------------------------------
                                       Total Return for Periods Ended 4/30/98
    -------------------------------------------------------------------------
    Fund/Index                     6 months   12 months   5 years   10 years
    -------------------------------------------------------------------------

     Harbor Growth                  11.95%     41.06%     16.24%     13.03%
    -------------------------------------------------------------------------
      S&P 500                       22.47%     41.21%     23.33%     18.93%
    =========================================================================
                                       Total Return for Periods Ended 3/31/98
    -------------------------------------------------------------------------
     Harbor Growth                  11.05%     44.23%     16.21%     13.26%
    -------------------------------------------------------------------------

                                    GRAPH

                                                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                                                              HARBOR GROWTH AND S&P 500

                4/30/88     4/30/89      4/30/90    4/30/91      4/30/92    4/30/93     4/30/94     4/30/95     4/30/96    4/30/97
GROWTH           10000      11088.4      11631.7    15191.1      15740      16033.2     17505.7     18277.8     25903      24118.2
S&P 500          10000      12276        13552.2    15935.8      18162.4    19840.2     20919.7     24575.5     32044.1    40094.1

                                                      PERIODS ENDING APRIL 30


    Performance of small company growth
    stocks lagged that of mid- and
    large-cap equities in the first six
    months of Harbor's fiscal year and
    while Harbor Growth Fund outperformed
    its peer group, it trailed the S&P 500
    Index. Strongest returns in the six
    months came from the consumer
    non-durables sector--mainly in health
    care and retail industries--which
    accounted for about 27% of the
    portfolio. Technology holdings--which
    made up slightly more than 50% of the
    portfolio--underperformed the market
    even though computer services and
    equipment did very well. In the 12
    months since a change in the
    subadviser, the Fund has returned
    41.06%, nearly matching the S&P 500
    gain. Over the 12 months ended April
    30, the Fund's portfolio holdings were
    reduced from 137 to 44, with focus on
    smaller market capitalization.


    HARBOR INTERNATIONAL GROWTH FUND                             4/30/98  $19.29
                                           NET ASSET VALUE:     10/31/97  $16.15

    -------------------------------------------------------------------------
                                       Total Return for Periods Ended 4/30/98
    -------------------------------------------------------------------------
    Fund/Index                     6 months   12 months   5 years     Since
                                                                    Inception
    -------------------------------------------------------------------------

     Harbor Int'l Growth            24.86%     27.95%       --       18.02%
    -------------------------------------------------------------------------
      EAFE                          15.44%     18.91%     10.09%      8.83%
    =========================================================================
                                       Total Return for Periods Ended 3/31/98
    -------------------------------------------------------------------------
     Harbor Int'l Growth            12.49%     25.41%       --       18.29%
    -------------------------------------------------------------------------

                                    GRAPH

                                COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                                           INTERNATIONAL GROWTH AND EAFE

                                4/30/93     4/30/94     4/30/95     4/30/96    4/30/97
INTERNATIONAL GROWTH            10000       10405.6     10643.5     14592.6    16470.9
EAFE                            10000       10556.6     11146.4     12417.6    12307.2

                                                      PERIODS ENDING APRIL 30


    Led by outstanding returns from
    holdings in Spain and Italy, Harbor
    International Growth Fund recorded
    exceptional returns in the first six
    months of the fiscal year,
    substantially outperforming strong
    gains in the EAFE index. During the
    period, holdings in both Spain and
    Italy were doubled to a total of more
    than 27% of the portfolio, and
    holdings in Europe were increased by
    more than 10% to 88.5%. The largest
    portfolio holdings in the U.K.
    produced excellent returns of 30.13%.
    Holdings in Southeast Asia, which
    represented about 25% of the portfolio
    in the first half of 1997, were nearly
    eliminated by April 30 with the only
    remaining Asian holding of 3.5% in
    Hong Kong. The exceptional European
    returns came despite a moderating
    effect from currency translations.

    Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

                                                                 4/30/98  $35.02
    HARBOR CAPITAL APPRECIATION FUND           NET ASSET VALUE: 10/31/97  $34.01


    -------------------------------------------------------------------------
                                       Total Return for Periods Ended 4/30/98
    -------------------------------------------------------------------------
      Fund/Index           6 months     12 months    5 years      10 years
    -------------------------------------------------------------------------
    Harbor Capital         20.94%       48.49%       25.37%       20.71%
    Appreciation
    -------------------------------------------------------------------------
    S&P 500                22.47%       41.21%       23.33%       18.93%
    =========================================================================
                                       Total Return for Periods Ended 3/31/98
    -------------------------------------------------------------------------
    Harbor Capital         11.95%       53.75%       23.69%       20.49%
    Appreciation
    -------------------------------------------------------------------------

                                     GRAPH

                                                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                                                          HARBOR CAPITAL APPRECIATION AND S&P 500

                      4/30/88  4/30/89    4/30/90    4/30/91      4/30/92    4/30/93     4/30/94     4/30/95     4/30/96  4/30/97
CAPITAL APPRECIATION  10000    11854.6    12565.8    15650.3      19019.2    21209.6     23772.6     29010.9     38183.1  24118.2
S&P 500               10000    12276      13552.2    15935.8      18162.4    19840.2     20919.7     24575.5     32044.1  40094.1

                                                      PERIODS ENDING APRIL 30



    Strong gains in the fiscal second
    quarter significantly boosted Harbor
    Capital Appreciation Fund returns for
    the first fiscal half in which the
    fund narrowly trailed the returns of
    the S&P 500 index. The best
    contributions to the strong
    performance came from the two largest
    sectors--technology (33%), primarily
    telecommunications and computer
    services, where the portfolio slightly
    outperformed the market, and in
    consumer non-durables (34%), such as
    retail and drug and medicine, where it
    slightly underperformed the market.
    Returns from the third largest
    sector--financials, representing
    almost 18% of the portfolio, were
    below the return in that market, even
    though credit oriented companies did
    very well.

                                                                 4/30/98  $13.00
    HARBOR INTERNATIONAL FUND II               NET ASSET VALUE: 10/31/97  $12.14

    --------------------------------------------------------------------------
                                        Total Return for Periods Ended 4/30/98
    --------------------------------------------------------------------------

      Fund/Index            6 months     12 months     5 years       Since
                                                                   Inception
   ---------------------------------------------------------------------------
   Harbor International II   13.16%       19.36%         --         18.39%
   ---------------------------------------------------------------------------
   EAFE                      15.44%       18.91%       10.09%       10.01%
   ===========================================================================
                                        Total Return for Periods Ended 3/31/98
   ---------------------------------------------------------------------------
   Harbor International II    1.83%       16.74%         --         19.20%
   ---------------------------------------------------------------------------

                                     GRAPH

                   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                              HARBOR INTERNATIONAL II AND EAFE

                                4/30/96    4/30/97
INTERNATIONAL II                10000     11578.6
EAFE                            10000     10096.9

                                                      PERIODS ENDING APRIL 30

    Despite an overweighting in Europe
    which produced good returns, Harbor
    International Fund II underperformed
    the EAFE index in the fiscal first
    half. Returns from holdings in most
    European countries fell short of the
    gains in the index in those countries.
    Returns from the Fund's largest
    holdings in France (15% of the
    portfolio) were excellent and those
    from holdings in the UK (almost 14%)
    were good. Exceptional gains came from
    smaller holdings in Denmark and
    Finland. Returns from holdings in
    Singapore, Hong Kong and Japan were
    negative.

    The following performance figures are annualized for each Fund except for the six-month total return calculations. The date of inception for Harbor Growth Fund was November 19, 1986; Harbor International Growth Fund was November 1, 1993; Harbor International Fund II was June 1, 1996; Harbor Short Duration Fund was January 1, 1992; and all other Funds started December 29, 1987. Unless otherwise stated, all comments pertain to the fiscal half ended April 30, 1998.


                                                                 4/30/98  $41.64
    HARBOR INTERNATIONAL FUND                  NET ASSET VALUE: 10/31/97  $35.84

    ----------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/98
                                           ---------             ---------
    ----------------------------------------------------------------------
    Fund/Index                  6 months   12 months   5 years   10 years
    ----------------------------------------------------------------------
      Harbor International       20.48%     28.17%     20.34%     17.62%
    ----------------------------------------------------------------------
      EAFE                       15.44%     18.91%     10.09%      6.13%
    ======================================================================
                                    Total Return for Periods Ended 3/31/98
                                           ---------             ---------
    ----------------------------------------------------------------------
     Harbor International         7.99%     24.95%     20.63%     17.64%
    ----------------------------------------------------------------------

                                     GRAPH


                                                     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN
                                                                  HARBOR INTERNATIONAL AND EAFE

                    4/30/88    4/30/89    4/30/90    4/30/91    4/30/92    4/30/93     4/30/94    4/30/95    4/30/96    4/30/97
INTERNATIONAL       10000      11103.3    9651.79    10071.7    9217.09    11209.6     13074.7    13805.2    15379.6    15242.9
EAFE                10000      13732.8    15631.9    16952.4    19139.4    20080.3     25573.2    28248.4    33573.5    39538.6

                                                          PERIODS ENDING APRIL 30


    Exceptional returns from holdings in
    Europe, representing 73% of the
    portfolio, led Harbor International
    Fund to another strong performance in
    the first half of the fiscal year.
    Once again, the Fund significantly
    outperformed the EAFE index.
    Outstanding gains were recorded by
    relatively small positions in
    Portugal, Italy and Denmark, although
    holdings in Italy were increased
    during the six months. The effect of
    currency translations for the period
    reduced investment returns from most
    countries. In the period, holdings
    were reduced in Japan, in Hong Kong,
    and in Russia, where profits in Lukoil
    were taken.

                                                                 4/30/98  $16.92
    HARBOR VALUE FUND                          NET ASSET VALUE: 10/31/97  $18.17


    ----------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/98
                                           ---------             ---------
    ----------------------------------------------------------------------
    Fund/Index                  6 months   12 months   5 years   10 years
    ----------------------------------------------------------------------
      Harbor Value               17.63%     38.37%     20.61%     16.93%
    ----------------------------------------------------------------------
      S&P 500                    22.47%     41.21%     23.33%     18.93%
    ======================================================================
                                    Total Return for Periods Ended 3/31/98
                                           ---------             ---------
    ----------------------------------------------------------------------
      Harbor Value               13.79%     43.65%     19.60%     17.07%
    ----------------------------------------------------------------------

                                     GRAPH

                                                     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN
                                                                  HARBOR VALUE AND S&P 500

                    4/30/88    4/30/89    4/30/90    4/30/91    4/30/92    4/30/93     4/30/94    4/30/95    4/30/96    4/30/97
VALUE               10000      13198.4    14270.3    16160.3    17699.7    18713.3     19485.2    22722.9    29145.1    34521.4
S&P 500             10000        12276    13552.2    15935.8    18162.4    19840.2     20919.7    24575.5    32044.1    40094.1

                                                               PERIODS ENDING APRIL 30

    Good returns from holdings in many
    sectors of the portfolio contributed
    to Harbor Value Fund performance in
    the first half of the fiscal year but
    the Fund lagged the outstanding gain
    in the S&P 500 index for the period.
    Fund holdings in telephone companies,
    consumer durables, and energy
    outperformed their market segments.
    Returns from several other segments of
    the portfolio--principally basic
    materials--were responsible for
    pulling overall performance below that
    of the market. Passive management of
    25% of Fund assets--aimed at reducing
    volatility--added broad
    diversification.

    Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

                                                                 4/30/98  $11.42
    HARBOR BOND FUND                           NET ASSET VALUE: 10/31/97  $11.57


    ----------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/98
                                           ---------             ---------
    ----------------------------------------------------------------------
    Fund/Index                  6 months   12 months   5 years   10 years
    ----------------------------------------------------------------------
      Harbor Bond                 3.48%     10.59%      7.29%      9.83%
    ----------------------------------------------------------------------
      LB AGG                      3.59%     10.91%      6.91%      9.06%
    ======================================================================
                                    Total Return for Periods Ended 3/31/98
                                           ---------             ---------
    ----------------------------------------------------------------------
     Harbor Bond                  4.20%     11.81%      7.49%      9.72%
    ----------------------------------------------------------------------

                                     GRAPH

                                                     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN
                                                                  HARBOR BOND AND LB AGG

                    4/30/88    4/30/89    4/30/90    4/30/91    4/30/92    4/30/93     4/30/94    4/30/95    4/30/96    4/30/97
BOND                10000      10794.3    11768.8    13556.6    15047.8    17043.3     17188.5    18445.5    20040.1    21459.8
LB AGG              10000      10939.5    11734.2    13494.3    15479.4    17966.2     18301      19482.3    21368.2    23095.9

                                                               PERIODS ENDING APRIL 30


    Harbor Bond Fund returns after fees
    fell narrowly below those of the
    Lehman Brothers Aggregate index for
    the fiscal first half. The Fund
    benefited from the gradual decline in
    interest rates and the stable yield
    curve over the six months. Positive
    effects of overweighting in mortgage
    backed securities and underweighting
    investment grade corporate securities
    offset difficulties resulting from the
    increasing emerging market risk
    premium.

                                                                 4/30/98  $8.60
    HARBOR SHORT DURATION FUND                NET ASSET VALUE:  10/31/97  $8.66


<Cation>
    ----------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/98
                                           ---------             ---------
    ----------------------------------------------------------------------
    Fund/Index                  6 months   12 months   5 years     Since
                                                                 Inception
    ----------------------------------------------------------------------
      Harbor Short Duration       2.81%      6.16%      5.46%      5.33%
    ----------------------------------------------------------------------
      1-Yr Gvt                    2.61%      6.12%      5.20%      5.09%
    ----------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/98
                                           ---------             ---------
    ----------------------------------------------------------------------
     Harbor Short Duration        2.79%      6.08%      5.48%      5.32%
    ----------------------------------------------------------------------

                                     GRAPH


                          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN
                                     HARBOR SHORT DURATION AND 1 YR GVT

                        4/30/92    4/30/93     4/30/94    4/30/95    4/30/96    4/30/97
SHORT DURATION          10065.2    10650.3     10914.4    11530.1    12175.2    13089
1 YR GVT                10131.3    10631.5     10891      11614.9    12220.4    12906.4

                                            PERIODS ENDING APRIL 30

    Performance of the Harbor Short
    Duration Fund exceeded that of both
    one-year treasury bills and 90-day
    treasury bills in the first half of
    the fiscal year. Three strategies were
    pursued to add value. Sector
    allocation--in which holdings of
    treasuries were cut back and holdings
    of asset and mortgage backed
    securities were increased--and yield
    curve exposure--which involved
    addition of longer dated securities
    and paring of shorter term
    securities--both added value. The
    third strategy of maintaining a longer
    term interest rate duration during
    much of the six month period had a
    negligible effect.

    The following performance figures are annualized for each Fund except for the six-month total return calculations. The date of inception for Harbor Growth Fund was November 19, 1986; Harbor International Growth Fund was November 1, 1993; Harbor International Fund II was June 1, 1996; Harbor Short Duration Fund was January 1, 1992; and all other Funds started December 29, 1987. Unless otherwise stated, all comments pertain to the fiscal half ended April 30, 1998.

                                                                  4/30/98  $1.00
    HARBOR MONEY MARKET FUND                   NET ASSET VALUE:  10/31/97  $1.00


    ----------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/98
    ----------------------------------------------------------------------
          Fund/Index            6 months   12 months   5 years   10 years
    ----------------------------------------------------------------------
    Harbor Money Market          2.57%       5.23%      4.67%     5.55%
    ----------------------------------------------------------------------
    T-Bills                      2.61%       5.30%      4.89%     5.65%
    ======================================================================
                                   Current Yield for Periods Ended 3/31/98
    ----------------------------------------------------------------------
    Harbor Money Market       7 days: 4.90%             30 days: 5.03%
    ----------------------------------------------------------------------

                                     GRAPH


                                                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                                                             HARBOR MONEY MARKET AND T-BILLS

                4/30/88     4/30/89      4/30/90    4/30/91      4/30/92    4/30/93     4/30/94     4/30/95     4/30/96    4/30/97
MONEY MARKET    10000       10819.4      11766      12662.9      13263.1   13659       14041.9     14729.1      15524.3   16303.9
T-BILLS         10000       10804.7      11719.1    12588.2      13218.4   13651.5     14084.1     14805.1      15627.2   16457

                                                      PERIODS ENDING APRIL 30

    Returns of Harbor Money Market Fund
    were slightly below those of 90-day
    treasury bills but again outperformed
    the IBC's average for all taxable
    money market funds in the first half
    of the fiscal year. Short term
    interest rates, as measured by 90-day
    treasury bills, declined in the second
    quarter of the fiscal year after
    having risen in the first quarter as a
    result of liquidations by foreign
    central banks forced by the Asian
    financial crisis. Average maturity was
    maintained at the longer end of the
    Fund's range, which is limited to 90
    days in money market funds, in
    anticipation of falling short term
    rates. The portfolio remained heavily
    weighted toward very high quality
    short term money market instruments
    such as commercial paper and
    certificates of deposit. Money market
    shares are neither insured nor
    guaranteed by the U.S. government.
    While the Money Market Fund seeks to
    maintain a stable price, there is no
    assurance the Fund will be able to do
    so.

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1998 (UNAUDITED)

Common Stock Holdings (%)
(Excludes net cash, convertible bonds and short-term investments of 9.3%)

    Domestic Oil
                                        1.0
    Machinery
                                        1.2
    Pollution Control
                                        1.5
    Services
                                        1.8
    Manufacturing Diversified
                                        1.9
    Automobile Equipment
                                        2.3
    Leisure & Luxury
                                        2.3
    Apparel & Textiles
                                        2.6
    Electric Power
                                        2.6
    Retail-All Other
                                        2.9
    Computers & Business Equipment
                                        3.0
    Media
                                        3.0
    Drugs & Medicine
                                        4.6
    Semiconductors
                                        4.9
    Miscellaneous Hi Tech
                                        5.1
    Health Care-Hospital Management
                                        7.4
    Electronic Instruments
                                        9.9
    Telecommunications
                                        13.6
    Computer Services
                                        19.1

COMMON STOCKS--90.7%
                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------
APPAREL & TEXTILES--2.6%
  TJX Companies Inc. New..................    70,000    $  3,098
                                                        --------
AUTOMOBILE EQUIPMENT--2.3%
  Tower Automotive, Inc.*.................    51,200       2,730
                                                        --------

                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------

COMPUTER SERVICES--19.1%
  AXENT Technologies, Inc.*...............    75,840    $  1,991
  BMC Software Inc.*......................    28,600       2,676
  DataWorks Corp.*........................   200,000       4,425
  Legato Systems Inc.*....................   200,000       6,325
  Network Appliance Inc.*.................   100,000       3,606
  Project Software & Development Inc.*....   110,000       2,915
  Zitel Corp.*............................   100,000         894
                                                        --------
                                                          22,832
                                                        --------
COMPUTERS & BUSINESS EQUIPMENT--3.0%
  E M C Corp. Mass*.......................    76,200       3,515
                                                        --------
DOMESTIC OIL--1.0%
  Valero Energy Corp......................    36,200       1,172
                                                        --------
DRUGS & MEDICINE--4.6%
  Dura Pharmaceuticals Inc.*..............    41,700       1,105
  Elan Corp. PLC*.........................    45,200       2,808
  Molecular Devices Corp.*................    95,000       1,603
                                                        --------
                                                           5,516
                                                        --------
ELECTRIC POWER--2.6%
  AES Corp.*..............................    55,400       3,057
                                                        --------
ELECTRONIC INSTRUMENTS--9.9%
  Checkpoint Systems Inc.*................   160,000       2,990
  Genrad, Inc.*...........................   100,000       2,006
  Lo Jack Corp.*..........................   280,000       3,815
  Tellabs Inc.*...........................    42,000       2,977
                                                        --------
                                                          11,788
                                                        --------
HEALTH CARE-HOSPITAL MANAGEMENT--7.4%
  Health Management Association*..........   104,100       3,279
  Healthsouth Corp.*......................    73,700       2,225
  Safeskin Corp.*.........................    85,000       3,028
  UroCor Inc.*............................    37,500         295
                                                        --------
                                                           8,827
                                                        --------
LEISURE & LUXURY--2.3%
  Carnival Corp...........................    40,000       2,782
                                                        --------
MACHINERY--1.2%
  Hirsch International Corp.*.............   140,000       1,382
                                                        --------
MANUFACTURING DIVERSIFIED--1.9%
  Brunswick Technologies, Inc.*...........   165,000       2,310
                                                        --------
MEDIA--3.0%
  Chancellor Media Corp.*.................    74,200       3,520
                                                        --------
MISCELLANEOUS HI TECH--5.1%
  Planar Systems Inc.*....................   203,500       2,493
  Sawtec Inc.*............................    75,000       2,278
  The JPM Company*........................   105,000       1,352
                                                        --------
                                                           6,123
                                                        --------

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------
POLLUTION CONTROL--1.5%
  USA Waste Services Inc.*................    36,120    $  1,772
                                                        --------
RETAIL-ALL OTHER--2.9%
  Consolidated Stores Corp.*..............    40,000       1,600
  Dollar Tree Stores Inc.*................    35,000       1,899
                                                        --------
                                                           3,499
                                                        --------
SEMICONDUCTORS--4.9%
  Advanced Technology Materials Inc.*.....   107,500       2,997
  Dallas Semiconductor Corp...............    75,000       2,892
                                                        --------
                                                           5,889
                                                        --------
SERVICES--1.8%
  Robert Half International Inc.*.........    40,000       2,165
                                                        --------
TELECOMMUNICATIONS--13.6%
  Aspect Telecommunications Corp.*........   135,000       3,881
  Comverse Technology, Inc.*..............    75,000       3,553
  Nextel Communications Inc.*.............   100,000       2,869
  P-Com Inc.*.............................   150,000       2,953
  Teleport Communications Group, Inc.*....    25,000       1,347
  Transcrypt International Inc.*..........   237,500       1,659
                                                        --------
                                                          16,262
                                                        --------
TOTAL COMMON STOCKS
  (Cost $81,071).....................................    108,239
                                                        --------
CONVERTIBLE BONDS--2.0%
  (Cost $2,000)

                                            PRINCIPAL
                                             AMOUNT
                                             (000S)
                                            ---------
  Mansur Industries, Inc.
    8.250%--02/03/2023....................    $2,000       2,420
                                                        --------
                  SHORT-TERM INVESTMENT--7.4%
                          (Cost $8,836)


                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------   --------

REPURCHASE AGREEMENTS
  Repurchase Agreement with State Street
    Bank & Trust dated April 30, 1998 due
    May 1, 1998 at 4.50%, collateralized
    by a U.S. Treasury Note, 10.625%
    August 15, 2015, par value of $5,980
    (repurchase proceeds of $9,020 when
    closed on May 1, 1998)................    $8,836    $  8,836
                                                        --------
TOTAL INVESTMENTS--100.1%
  (Cost $91,907).....................................    119,495
CASH AND OTHER ASSETS,
  LESS LIABILITIES--(0.1%)...........................        (76)
                                                        --------
TOTAL NET ASSETS--100.0%.............................   $119,419
                                                        ========

------------
* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL GROWTH
PORTFOLIO OF INVESTMENTS--APRIL 30, 1998 (UNAUDITED)

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 1.2%)

    Belgium (BEL)
                                 2.2
    Sweden (SW)
                                 2.7
    Denmark (DEN)
                                 2.9
    Australia (AUS)
                                 3.4
    Mexico (MEX)
                                 3.4
    Hong Kong (HK)
                                 3.5
    Portugal (PORT)
                                 3.6
    Netherlands (NET)
                                 4.8
    Germany (GER)
                                 5.8
    Spain (SP)
                                 8.1
    France (FR)
                                10.9
    Italy (IT)
                                19.0
    United Kingdom (UK)
                                28.5

COMMON STOCKS--98.8%
                                                       VALUE
                                          SHARES       (000S)
                                        ----------   ----------
APPAREL & TEXTILES--2.9%
  Adidas Salomon AG (GER).............     209,935   $   34,803
                                                     ----------
BANKS--17.6%
  Banco Bilbao Vizcaya (SP)...........     886,100       45,614
  Banco Commercial
    Portugues--Registered (PORT)......     952,016       33,376
  Credito Italiano SPA (IT)...........  14,491,400       76,165
  HSBC Holdings PLC (UK)..............   1,887,000       53,838
                                                     ----------
                                                        208,993
                                                     ----------
BUSINESS SERVICES--4.9%
  Rentokil Initial PLC (UK)...........   8,961,600       57,749
                                                     ----------
CHEMICALS--2.8%
  SGL Carbon (GER)....................     319,895       33,709
                                                     ----------

                                                       VALUE
                                          SHARES       (000S)
                                        ----------   ----------

ELECTRICAL EQUIPMENT--8.2%
  ABB AB Series A (SW)................   1,983,700   $   32,156
  Siebe PLC (UK)......................   2,897,400       64,749
                                                     ----------
                                                         96,905
                                                     ----------
HOUSEHOLD PRODUCTS--3.4%
  Kimberly-Clark De Mexico SA (MEX)...   8,148,800       40,023
                                                     ----------
INDUSTRIAL MACHINERY--3.6%
  Valeo (FR)..........................     426,017       42,382
                                                     ----------
INSURANCE--7.6%
  Assicurazioni Generali (IT).........   1,421,968       42,787
  AXA UAP (FR)........................     408,599       47,990
                                                     ----------
                                                         90,777
                                                     ----------
LEISURE--5.6%
  Granada Group PLC (UK)..............   3,840,736       66,171
                                                     ----------
MEDIA--9.6%
  British Sky Broadcast PLC (UK)......   2,470,500       17,976
  Pearson PLC (UK)....................   2,519,000       39,481
  Vereniging Neder Uittevers (NET)....   1,741,376       56,376
                                                     ----------
                                                        113,833
                                                     ----------
PETROLEUM--3.4%
  Santos Limited (AUS)................   4,401,100       15,875
  Woodside Petroleum (AUS)............   3,720,918       24,343
                                                     ----------
                                                         40,218
                                                     ----------
PHARMACEUTICALS--6.6%
  SmithKline Beecham PLC (UK).........   3,222,275       38,430
  Synthelabo (FR).....................     262,785       39,564
                                                     ----------
                                                         77,994
                                                     ----------
REAL ESTATE--3.5%
  Cheung Kong Holdings (HK)...........   1,731,000       11,509
  Sun Hung Kai Properties (HK)........   4,970,500       29,518
                                                     ----------
                                                         41,027
                                                     ----------
RETAILING--2.2%
  Delhaize Le Lion (BEL)..............     401,112       26,562
                                                     ----------
TELECOMMUNICATIONS--16.9%
  Portugal Telecom (PORT).............     182,422        9,803
  Tele Danmark A/S-B (DEN)............     403,768       33,927
  Telecom Italia MOB (IT).............   7,224,800       41,195
  Telecom Italia SPA (IT).............   4,297,700       32,148
  Telecom Italia SPA-RNC (IT).........   6,300,900       33,223
  Telefonica de Espana (SP)...........   1,128,600       47,130
  Telefonica de Espana New (SP).......      75,609        3,157
                                                     ----------
                                                        200,583
                                                     ----------
TOTAL COMMON STOCKS
  (Cost $924,692).................................    1,171,729
                                                     ----------

HARBOR INTERNATIONAL GROWTH
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENT--2.0%
 (Cost $24,471)



                                        PRINCIPAL
                                          AMOUNT       VALUE
                                          (000S)       (000S)
                                        ----------   ----------
COMMERCIAL PAPER
  Ford Motor Credit Co.
    5.430%--05/01/1998................     $24,471   $   24,471
                                                     ----------
TOTAL INVESTMENTS--100.8%
  (Cost $949,163).................................    1,196,200
CASH AND OTHER ASSETS,
  LESS LIABILITIES--(0.8%)........................       (9,793)
                                                     ----------
TOTAL NET ASSETS--100%............................   $1,186,407
                                                     ==========

    The accompanying notes are an integral part of the financial statements.

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1998 (UNAUDITED)

Common Stock Holdings (%)
(Excludes net cash and short-term investments of 2.2%)

    Air Freight                           0.7

    Health Care-Hospital Management       1.0

    Machinery                             1.0

    Banks-Regional                        1.3

    Business Services                     1.5

    Cosmetics                             1.6

    Insurance-Life                        1.6

    Aerospace/Defense                     1.8

    Financial Services                    1.8

    Oil Well Equipment & Services         1.9

    Chemicals-Fertilizers                 2.0

    Savings & Loans                       2.0

    Leisure & Luxury                      2.2

    Miscellaneous Hi Tech                 2.2

    Insurance-Other                       2.3

    Electrical Equipment                  2.6

    Media                                 2.8

    Hotel-Motel                           3.2

    Semiconductors                        4.6

    Electronic Instruments                5.1

    Credit & Miscellaneous Financial      5.2

    Banks-Money Center                    5.5

    Computer Services                     7.2

    Retail-All Other                      8.1

    Telecommunications                    8.3

    Computers & Business Equipment        9.0

    Drugs & Medicine                     11.3


COMMON STOCKS--97.8%
                                                       VALUE
                                          SHARES       (000S)
                                         ---------   ----------
AEROSPACE/DEFENSE--1.8%
  Boeing Co............................  1,398,200   $   69,997
                                                     ----------
AIR FREIGHT--0.7%
  Federal Express Corp.*...............    366,200       24,902
                                                     ----------
BANKS-MONEY CENTER--5.5%
  Chase Manhattan Corp. New............    831,400      115,201
  Citicorp.............................    617,900       92,994
                                                     ----------
                                                        208,195
                                                     ----------
BANKS-REGIONAL--1.3%
  Fleet Financial Group Inc............    563,200       48,646
                                                     ----------
BUSINESS SERVICES--1.5%
  Omnicom Group........................  1,225,000       58,034
  Reuters Holdings PLC ADR Cl. B(1)....          1            0
                                                     ----------
                                                         58,034
                                                     ----------
CHEMICALS-FERTILIZERS--2.0%
  Monsanto Co..........................  1,400,300       74,041
                                                     ----------
COMPUTER SERVICES--7.2%
  Gartner Group Inc. New*..............    979,300       32,439
  HBO & Co.............................    999,200       59,765
  Microsoft Corp.......................    903,700       81,446
  Parametric Technology Corp...........  1,385,300       44,286
  SAP Aktiengesellschaft ADR(1)........    335,100       55,654
                                                     ----------
                                                        273,590
                                                     ----------
COMPUTERS & BUSINESS
 EQUIPMENT--9.0%
  3Com Corp.*..........................  1,057,200       36,209
  Cisco Systems Inc.*..................  1,340,600       98,199
  Dell Computer Corp.*.................  1,076,600       86,935
  International Business Machines......    544,300       63,071
  Xerox Corp...........................    504,700       57,283
                                                     ----------
                                                        341,697
                                                     ----------
COSMETICS--1.6%
  Gillette Co..........................    538,800       62,198
                                                     ----------
CREDIT & MISCELLANEOUS
 FINANCIAL--5.2%
  Associates First Capital Corp........    760,000       56,810
  MBNA Corp............................  1,211,475       41,039
  Morgan Stanley Dean Witter Discover,
    Inc................................  1,270,920      100,244
                                                     ----------
                                                        198,093
                                                     ----------
DRUGS & MEDICINE--11.3%
  American Home Products Corp..........    733,500       68,307
  Eli Lilly & Co. .....................  1,089,600       75,795
  Pfizer Inc. .........................  1,069,800      121,757
  Schering Plough Corp.................    861,100       68,996
  SmithKline Beecham PLC ADR(1)........    660,200       39,282
  Warner-Lambert Co....................    298,300       56,435
                                                     ----------
                                                        430,572
                                                     ----------
ELECTRICAL EQUIPMENT--2.6%
  General Electric Co..................  1,172,300       99,792
                                                     ----------

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                       VALUE
                                          SHARES       (000S)
                                         ---------   ----------
ELECTRONIC INSTRUMENTS--5.1%
  Hewlett Packard Co...................  1,005,600   $   75,734
  KLA Tencor Corp.*....................    862,700       34,778
  Tellabs Inc.*........................  1,150,800       81,563
                                                     ----------
                                                        192,075
                                                     ----------
FINANCIAL SERVICES--1.8%
  Charles Schwab Corp. New.............    729,800       25,543
  Merrill Lynch & Co. Inc..............    477,900       41,936
                                                     ----------
                                                         67,479
                                                     ----------
HEALTH CARE-HOSPITAL MANAGEMENT--1.0%
  Healthsouth Corp.....................  1,319,900       39,844
                                                     ----------
HOTEL-MOTEL--3.2%
  Hilton Hotels Corp...................  2,218,600       70,857
  Promus Hotel Corp. New...............  1,159,900       52,413
                                                     ----------
                                                        123,270
                                                     ----------
INSURANCE-LIFE--1.6%
  UNUM Corp............................  1,151,000       61,866
                                                     ----------
INSURANCE-OTHER--2.3%
  Ace Ltd..............................  1,469,900       55,672
  MGIC Investment Corp. Wis............    488,300       30,763
                                                     ----------
                                                         86,435
                                                     ----------
LEISURE & LUXURY--2.2%
  Walt Disney Co.......................    656,100       81,561
                                                     ----------
MACHINERY--1.0%
  Case Corp............................    614,100       39,034
                                                     ----------
MEDIA--2.8%
  CBS Corp.............................  1,492,100       53,156
  Clear Channel Communication*.........    547,900       51,640
                                                     ----------
                                                        104,796
                                                     ----------
MISCELLANEOUS HI TECH--2.2%
  Applied Materials Inc................  1,318,200       47,620
  Diebold Inc..........................    842,100       34,526
                                                     ----------
                                                         82,146
                                                     ----------
OIL WELL EQUIPMENT & SERVICES--1.9%
  Schlumberger Ltd.....................    878,300       72,789
                                                     ----------

                                                       VALUE
                                          SHARES       (000S)
                                         ---------   ----------

RETAIL-ALL OTHER--8.1%
  Autozone Inc.*.......................    859,300   $   25,940
  Dollar General Corp..................  1,312,690       49,718
  Gap Inc..............................  1,261,950       64,912
  Home Depot Inc.......................    897,200       62,467
  Kohl's Corp.*........................  1,216,800       50,269
  Sears, Roebuck & Co..................    921,200       54,639
                                                     ----------
                                                        307,945
                                                     ----------
SAVINGS & LOANS--2.0%
  Washington Mutual Inc................  1,074,000       75,247
                                                     ----------
SEMICONDUCTORS--4.6%
  Intel Corp...........................    906,500       73,257
  International Rectifier Corp.........  1,503,500       17,666
  Texas Instruments Inc................  1,294,300       82,916
                                                     ----------
                                                        173,839
                                                     ----------
TELECOMMUNICATIONS--8.3%
  Airtouch Communications, Inc.........  1,062,900       56,467
  Ciena Corp...........................  1,225,500       68,322
  Nokia Corp. ADR(1)...................    864,900       57,840
  Vodafone Group PLC ADR(1)............    349,700       38,445
  WorldCom Inc.........................  2,162,100       92,497
                                                     ----------
                                                        313,571
                                                     ----------
TOTAL COMMON STOCKS
  (Cost $2,731,209)...............................    3,711,654
                                                     ----------

SHORT-TERM INVESTMENT--1.5%
  (Cost $56,482)
                                         PRINCIPAL
                                          AMOUNT
                                          (000S)
                                         ---------
COMMERCIAL PAPER
  Ford Motor Credit Company
  5.430%--05/01/1998...................    $56,482       56,482
                                                     ----------
TOTAL INVESTMENTS--99.3%
  (Cost $2,787,691)...............................
                                                      3,768,136
CASH AND OTHER ASSETS, LESS LIABILITIES--0.7%.....
                                                         25,120
                                                     ----------
TOTAL NET ASSETS--100%............................
                                                     $3,793,256
                                                     ==========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--APRIL 30, 1998 (UNAUDITED)

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 5.5%)

    Canada (CAN)
                                  0.5
    Norway (NOR)
                                  0.6
    Malaysia (MAL)
                                  0.9
    South Africa (S.AFR)
                                  1.5
    Finland (FIN)
                                  1.9
    Netherlands (NET)
                                  1.9
    Poland (POL)
                                  1.9
    Portugal (PORT)
                                  2.0
    Denmark (DEN)
                                  2.2
    Russia (RUS)
                                  2.7
    Argentina (ARG)
                                  2.8
    Italy (IT)
                                  3.4
    Japan (JP)
                                  5.7
    Sweden (SW)
                                  6.2
    Singapore (SGP)
                                  6.5
    Hong Kong (HK)
                                  7.0
    Brazil (BR)
                                  7.3
    Switzerland (SWS)
                                 10.7
    United Kingdom (UK)
                                 13.9
    France (FR)
                                 14.9

COMMON STOCKS--92.9%
                                                        VALUE
                                          SHARES        (000S)
                                       -------------   --------
APPAREL & TEXTILES--0.0%
  Texpar SA (BR).....................    126,000,000   $      1

AUTOMOTIVE--0.3%
  Jardine International Motor (HK)...        848,000   $    449
                                                       --------
BANKS--13.0%
  Bank Slaski (POL)..................         35,000      2,999
  Banca Commercial Italiana (IT).....        425,000      2,150
  Banque National Paris (FR).........         36,646      3,091
  Barclays Bank PLC (UK).............         78,000      2,251
  Cie Fin Paribas Cl. A (FR).........         19,000      2,023
  Schweiz Bankverein (SWS)*..........          1,100      1,771
  Societe Generale (FR)..............          9,000      1,875
  United Overseas Bank (SGP).........        875,052      4,147
                                                       --------
                                                         20,307
                                                       --------
BEVERAGES--0.6%
  Fraser & Neave (SGP)...............        190,000        852
                                                       --------
CONGLOMERATES--6.4%
  Jardine Matheson (SGP).............        465,777      1,966
  Keppel Corp. (SGP).................      1,179,400      3,175
  Sime Darby Berhad (MAL)............      1,600,000      1,416
  Swire Pacific Ltd. Cl. A (HK)......        500,000      2,498
  Swire Pacific Ltd. Cl. B (HK)......      1,025,000        873
                                                       --------
                                                          9,928
                                                       --------
CONSUMER GOODS--2.3%
  Hunter Douglas NV (NET)............         60,686      2,959
  Salomon & Taylor (JP)..............        243,000        659
                                                       --------
                                                          3,618
                                                       --------
ELECTRIC UTILITIES--4.2%
  Cataguazes Leopold, Pfd. A (BR)....  2,740,000,000      5,031
  Unified Energy Systems Pfd (RUS)*..      4,600,000      1,515
                                                       --------
                                                          6,546
                                                       --------
ELECTRONICS--2.6%
  Matsushita Electrical Industries
    (JP).............................         80,000      1,282
  Sony Corp. (JP)....................         33,000      2,745
                                                       --------
                                                          4,027
                                                       --------
ENGINEERING--0.7%
  Sulzer AG (SWS)....................          1,500      1,075
                                                       --------
FOOD--1.3%
  Cresud (ARG).......................      1,050,000      2,100
                                                       --------
INDUSTRIAL MACHINERY--0.6%
  Komatsu (JP).......................        225,000      1,020
                                                       --------
INSURANCE--6.7%
  Assic Generali (IT)................        102,800      3,093
  AXA UAP (FR).......................         25,000      2,936
  Richemont (Cie Fin) (SWS)..........          1,800      2,579
  Zurich Vericherun (SWS)............          3,000      1,828
                                                       --------
                                                         10,436
                                                       --------
LIQUOR--1.8%
  Diageo (UK)........................        233,280      2,778
                                                       --------

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                        VALUE
                                          SHARES        (000S)
                                       -------------   --------
MINING & METALS--5.2%
  Anglo American Corp. South Africa
    Ltd. (S. AFR.)...................         28,000   $  1,657
  Billiton (UK)......................        770,000      2,202
  Gencor Ltd. (S. AFR)...............        300,000        715
  Pechiney (FR)......................         40,000      1,790
  Rio Tinto (UK).....................         61,341        881
  Sedna Geotech Inc. Wts. (CAN)*.....        600,000          0
  Sedna Geotech Inc. (CAN)...........      1,036,448        848
                                                       --------
                                                          8,093
                                                       --------
OIL & GAS PRODUCTION--11.4%
  British Petroleum (UK).............        191,512      3,027
  Elf Aquitaine (FR).................         18,500      2,428
  LASMO (UK).........................        475,000      2,088
  Oil Co. Lukoil ADR (RUS)(1)........         42,000      2,783
  Petrol Brasileiros, Pfd. (BR)......     12,000,000      3,043
  Total Cl. B (FR)...................         18,500      2,201
  YPF Sociedad Anonima ADR
    (ARG)(1).........................         65,000      2,267
                                                       --------
                                                         17,837
                                                       --------
PAPER PRODUCTS--3.0%
  Mo Och Domsjo Ab (SW)..............         55,000      1,705
  UPM Kymmene Oy (FIN)...............        100,000      3,002
                                                       --------
                                                          4,707
                                                       --------
PHARMACEUTICALS--12.0%
  Nobel Biocare (SW).................        200,000      2,609
  Novartis AG (SWS)..................          1,900      3,140
  Novo Nordisk AS (DEN)..............         21,000      3,406
  Rhone Poulenc SA (FR)..............         60,548      2,962
  Roche Holdings AG (SWS)............            300      3,040
  SmithKline Beecham PLC (UK)........        304,058      3,626
                                                       --------
                                                         18,783
                                                       --------
PHOTOGRAPHY--1.3%
  Canon Inc. (JP)....................         42,000        993
  Fuji Photo Film Co. (JP)...........         30,000      1,068
                                                       --------
                                                          2,061
                                                       --------
PUBLISHING--2.0%
  Investec Consulting (PORT).........         75,400      3,115
                                                       --------
REAL ESTATE--4.5%
  Cheung Kong Holdings (HK)..........        575,000      3,823
  Sun Hung Kai Properties (HK).......        550,000      3,266
                                                       --------
                                                          7,089
                                                       --------
TELECOMMUNICATION--4.3%
  Ericsson (LM) Tel Co.
    Ser. B (SW)......................         65,000      3,425
    Telecomunicacoes Brasil
    ADR (BR)(1)......................         27,000      3,289
                                                       --------
                                                          6,714
                                                       --------

                                                        VALUE
                                          SHARES        (000S)
                                       -------------   --------

TIRES & RUBBER--2.8%
  Bridgestone Corp. (JP).............         50,000   $  1,141
  Cie Fin Michel Bas (SWS)...........          5,200      3,223
                                                       --------
                                                          4,364
                                                       --------
TOBACCO--5.3%
  BAT Industries (UK)................        250,000      2,359
  Seita (FR).........................         88,000      3,953
  Swedish Match (SW).................        550,000      1,904
                                                       --------
                                                          8,216
                                                       --------
TRANSPORTATION--0.6%
  Frontline Ltd. (NOR)...............        300,000        925
                                                       --------
TOTAL COMMON STOCKS
  (Cost $135,422)...................................    145,041
                                                       --------

UNITS--1.6%
(Cost $1,445)
                                           UNITS
                                          (000S)
                                       -------------
  Eurotunnel (UK)*...................          3,021      2,425
                                                       --------

SHORT-TERM INVESTMENT--5.1%
  (Cost $8,035)
                                         PRINCIPAL
                                          AMOUNT
                                          (000S)
                                       -------------

COMMERCIAL PAPER
  American Express Credit Corp.
  5.530%--05/01/1998.................         $8,035      8,035
                                                       --------

TOTAL INVESTMENTS--99.6%
  (Cost $144,902)...................................    155,501

CASH AND OTHER ASSETS,
  LESS LIABILITIES--0.4%............................        648
                                                       --------

TOTAL NET ASSETS--100.0%............................   $156,149
                                                       ========

------------

(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.

 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1998 (UNAUDITED)

Investment Holdings By Country (%)
(Excludes net cash, convertible bonds and short-term investments of 6.4%)

    Finland (FIN)
                                        1.0
    Malaysia (MAL)
                                        1.0
    Singapore (SGP)
                                        1.1
    Australia (AUS)
                                        1.4
    Russia (RUS)
                                        1.7
    Portugal (PORT)
                                        2.1
    Hong Kong (HK)
                                        2.2
    Norway (NOR)
                                        2.2
    Argentina (ARG)
                                        2.4
    Denmark (DEN)
                                        2.5
    Italy (IT)
                                        2.6
    Spain (SP)
                                        3.1
    Brazil (BR)
                                        3.6
    South Africa (S. AFR)
                                        3.9
    Japan (JP)
                                        5.9
    Netherlands (NET)
                                        6.3
    Sweden (SW)
                                        8.2
    France (FR)
                                       11.2
    Switzerland (SWS)
                                       12.8
    United Kingdom (UK)
                                       18.4

COMMON STOCKS--93.1%
                                                       VALUE
                                         SHARES        (000S)
                                       -----------   ----------
AUTOMOTIVE--1.8%
  Volvo AB, Series B (SW)............    3,661,250   $  106,877
                                                     ----------

                                                       VALUE
                                         SHARES        (000S)
                                       -----------   ----------

BANKS--19.4%
  ABN Amro Holdings NV (NET).........    4,261,187   $  103,782
  Banca Commercial Italiana (IT).....   15,650,000       79,162
  Banco Commercial Portugues ADR
    (PORT)(1)........................      503,062       17,230
  Banco Bilbao Vizcaya (SP)..........    2,800,450      144,160
  Banco Commercial Portugues
    (PORT)...........................    3,069,383      107,608
  Bankinter Sa (SP)..................      590,000       46,529
  Barclays Bank PLC (UK)                 4,182,950      120,695
  Cie Fin Paribas Cl. A (FR).........      772,120       82,209
  Credit Suisse Group (SWS)..........      426,600       93,821
  Malayan Bank Berhad (MAL)..........    8,407,000       24,793
  National Westminster Bank (UK).....    5,826,367      116,657
  Royal Bank of Scotland Group
    (UK).............................    6,413,139       99,012
  Schweiz Bankverein (SWS)*..........      230,786       80,133
  Societe Generale (FR)..............      184,000       38,324
  United Overseas Bank (SGP).........    4,140,570       19,623
                                                     ----------
                                                      1,173,738
                                                     ----------
BEVERAGES--3.3%
  Cadbury Schweppes (UK).............    5,379,061       78,459
  South African Breweries Ltd. ADR
    (S. AFR)(1)......................    2,121,602       71,160
  Whitbread (UK).....................    3,050,000       52,701
                                                     ----------
                                                        202,320
                                                     ----------
CONGLOMERATES--4.0%
  Keppel Corp. (SGP).................   17,350,000       46,705
  Kvaerner ASA, Series A (NOR).......    1,042,050       46,257
  Sime Darby Berhad (MAL)............   17,530,000       15,509
  Suez Lyonn Eaux (FR)...............      520,487       88,321
  Swire Pacific Ltd. Cl. A (HK)......    9,036,000       45,145
                                                     ----------
                                                        241,937
                                                     ----------
CONSUMER GOODS--1.5%
  BIC (FR)...........................      722,406       49,731
  Hunter Douglas NV (NET)............      866,324       42,242
                                                     ----------
                                                         91,973
                                                     ----------
ELECTRIC UTILITIES--0.6%
  China Light & Power (HK)...........    7,500,000       36,019
                                                     ----------
ELECTRONICS--2.4%
  Ericsson L M Tel Co. ADR
    Cl. B (SW)(1)....................      646,000       33,229
  Matsushita Electrical Industries
    (JP).............................    2,500,000       40,048
  Sony Corp. (JP)....................      871,000       72,463
                                                     ----------
                                                        145,740
                                                     ----------
ENGINEERING--0.5%
  Sulzer AG (SWS)....................       41,250       29,553
                                                     ----------
FINANCIAL SERVICES--2.2%
  ING Groep NV (NET).................    2,032,547      132,109
                                                     ----------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                       VALUE
                                         SHARES        (000S)
                                       -----------   ----------
FOOD--1.6%
  Nestle SA (SWS)....................       50,300   $   97,549
                                                     ----------
GAS & PIPELINE UTILITIES--1.2%
  BG (UK)............................   13,676,470       73,091
                                                     ----------
INDUSTRIAL MACHINERY--0.2%
  Komatsu (JP).......................    3,051,000       13,833
                                                     ----------
INSURANCE--7.2%
  Assicurazioni Generali (IT)........    2,552,000       76,790
  AXA UAP (FR).......................    1,000,000      117,451
  Richemont (Cie Fin) (SWS)..........       59,000       84,538
  Schweiz Ruckversicher (SWS)........       71,500      157,724
                                                     ----------
                                                        436,503
                                                     ----------
INVESTMENT COMPANIES--0.4%
  Kinnevik Investment Ser. B (SW)....      925,510       26,359
                                                     ----------
LIQUOR--1.5%
  Diageo (UK)........................    7,750,000       92,300
                                                     ----------
MINING & METALS--4.2%
  Anglo American Corp.
    South Africa Ltd. ADR
      (S. AFR)(1)....................    1,286,000       74,427
  Billiton PLC ADR (S. AFR)(1).......   26,950,000       77,086
  Gencor Ltd. ADR (S. AFR)(1)........    5,390,000       12,380
  Rio Tinto (UK).....................    2,113,036       30,343
  Trelleborg AB Cl. B (SW)...........    3,312,220       44,494
  WMC Ltd. (AUS).....................    5,016,369       17,865
                                                     ----------
                                                        256,595
                                                     ----------
NEWSPAPERS--1.1%
  News Corp. Ltd. ADR (AUS)(1).......    2,500,000       68,281
                                                     ----------
OIL & GAS EXPLORATION--1.2%
  LASMO (UK).........................   15,934,352       70,032
                                                     ----------
OIL & GAS PRODUCTION--10.8%
  British Petroleum (UK).............    7,080,629      111,924
  Norsk Hydro AS (NOR)...............      699,997       34,922
  Oil Co. Lukoil ADR (RUS)(1)(2).....    1,544,870      102,348
  Petrol Brasileiros (BR)............  435,000,001      110,305
  Royal Dutch Petroleum Co. ADR
    (NET)(1).........................    1,800,000      101,812
  Saga Petroleum AS (NOR)............    2,809,000       55,754
  Total Cl. B (FR)...................      671,444       79,867
  YPF Sociedad Anonima ADR Cl. D
    (ARG)(1).........................    1,600,000       55,800
                                                     ----------
                                                        652,732
                                                     ----------
PAPER PRODUCTS--2.4%
  Mo Och Domsjo Ab (SW)..............    1,500,000       46,500
  Stora Kopparbergs Series A (SW)....    1,950,000       33,373
  UPM Kymmene Oy (FIN)...............    2,100,000       63,039
                                                     ----------
                                                        142,912
                                                     ----------
PHARMACEUTICALS--8.0%
  Novartis AG (SWS)..................       69,561      114,969
  Novo Nordisk AS (DEN)..............      933,000      151,338
  Rhone Poulenc SA (FR)..............    1,357,133       66,400
  SmithKline Beecham PLC ADR Cl. A
    (UK)(1)..........................    2,540,000      151,130
                                                     ----------
                                                        483,837
                                                     ----------

                                                       VALUE
                                         SHARES        (000S)
                                       -----------   ----------

PHOTOGRAPHY--2.8%
  Canon Inc. (JP)....................    3,557,000   $   84,127
  Fuji Photo Film Co (JP)............    2,470,000       87,908
                                                     ----------
                                                        172,035
                                                     ----------
TELECOMMUNICATION--6.8%
  Ericsson (LM) Tel Co.
  Series B (SW)......................    2,640,000      139,127
  Hong Kong Telecom (HK).............   26,349,624       49,325
  Telebras, Pfd. (BR)................  865,000,000      105,586
  Telecom Argentina Cl. B (ARG)......    6,600,000       47,527
  Telefonica De Argentina
    Cl. B (ARG)......................   12,000,000       46,207
  Telekom Malaysia (MAL).............    7,650,000       22,970
                                                     ----------
                                                        410,742
                                                     ----------
TIRES & RUBBER--3.0%
  Bridgestone Corp. (JP).............    2,545,000       58,077
  CIE Fin Michel Bas (SWS)...........       88,700       54,976
  Michelin Cl. B (FR)................    1,116,748       70,394
                                                     ----------
                                                        183,447
                                                     ----------
TOBACCO--4.0%
  BAT Industries (UK)................   10,374,694       97,875
  Imperial Tobacco (UK)..............    2,227,400       16,058
  Seita (FR).........................    1,407,150       63,206
  Swedish Match (SW).................   18,818,974       65,144
                                                     ----------
                                                        242,283
                                                     ----------
TOYS & AMUSEMENTS--1.0%
  SMH AG Neuenburg (SWS).............      400,000       59,980
                                                     ----------
TOTAL COMMON STOCKS
  (Cost $2,942,510)...............................    5,642,777
                                                     ----------

UNITS--0.5%
(Cost $69,813)

                                          UNITS
                                         (000S)
                                       -----------
Eurotunnel Wt. (FR)*.................       20,000        2,662
Eurotunnel Wt. (FR)*.................       20,000       18,133
Eurotunnel (UK)*.....................        9,692        7,782
                                                     ----------
                                                         28,577
                                                     ----------

CONVERTIBLE BONDS--1.0%
(Cost $39,600)

                                        PRINCIPAL
                                         AMOUNT
                                         (000S)
                                       -----------
LibLife International BV
    6.500%--09/30/2004 (S. AFR)......      $40,000       59,228
                                                     ----------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

                                        PRINCIPAL
                                         AMOUNT
                                         (000S)
                                       -----------

SHORT-TERM INVESTMENTS--4.9%

                                        PRINCIPAL
                                         AMOUNT        VALUE
                                         (000S)        (000S)
                                       -----------   ----------
COMMERCIAL PAPER
  American Express Credit Corp.
    5.510%--05/04/1998...............      $13,000   $   13,000
    5.510%--05/05/1998...............       13,228       13,228
    5.510%--05/06/1998...............       15,240       15,240
    5.549%--05/08/1998...............        9,199        9,199
    5.510%--05/27/1998...............       18,000       18,000
    5.510%--05/28/1998...............       18,860       18,860
                                                     ----------
                                                         87,527
                                                     ----------
  Chevron Oil Finance Co.
    5.500%--05/07/1998...............       14,470       14,470
    5.470%--05/11/1998...............       17,392       17,392
    5.490%--05/12/1998...............       16,604       16,604
                                                     ----------
                                                         48,466
                                                     ----------
  Exxon Asset Management Co.
    5.400%--05/14/1998...............       18,218       18,218
                                                     ----------
  General Electric Capital Corp.
    5.510%--05/01/1998...............       18,000       18,000
    5.520%--05/19/1998...............       12,800       12,800
    5.520%--05/20/1998...............       13,000       13,000
                                                     ----------
                                                         43,800
                                                     ----------



                                        PRINCIPAL
                                         AMOUNT        VALUE
                                         (000S)        (000S)
                                       -----------   ----------
  Prudential Funding Corp.
    5.490%--05/13/1998...............      $13,730   $   13,730
    5.490%--05/15/1998...............       19,022       19,022
    5.490%--05/18/1998...............       17,879       17,879
    5.500%--05/21/1998...............       14,000       14,000
    5.500%--05/22/1998...............       14,598       14,598
    5.520%--05/26/1998...............       20,874       20,874
                                                     ----------
                                                        100,103
                                                     ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $298,114).................................      298,114
                                                     ----------
TOTAL INVESTMENTS--99.5%
  (Cost $3,350,037)...............................    6,028,696

CASH AND OTHER ASSETS,
  LESS LIABILITIES--0.5%..........................       31,372
                                                     ----------
TOTAL NET ASSETS--100.0%..........................   $6,060,068
                                                     ==========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities were valued at $102,348 or 1.7% of net assets.

 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1998 (UNAUDITED)

Common Stock Holdings (%)
(Excludes 12.2% of holdings of which 1% represents net cash and short-term investments and 11.2% represents industry classifications less than 1.5%)

    Furnishings & Appliances
                                          1.5
    Liquor
                                          1.5
    Health Care-Hospital Management
                                          1.6
    Real Estate Investment Trusts
                                          1.6
    Services
                                          1.6
    Building Material-Construction
                                          1.8
    Containers
                                          2.1
    Crude Producers
                                          2.1
    Drugs & Medicine
                                          2.3
    Forest Products
                                          2.3
    Pollution Control
                                          2.3
    Retail-Food Stores
                                          2.4
    Computer-Business Equipment
                                          2.7
    Electrical Equipment
                                          2.7
    Steel
                                          2.8
    Grocery Products
                                          3.2
    Natural Gas & Pipelines
                                          3.3
    Electronic Instruments
                                          3.4
    Retail-All Other
                                          3.4
    Domestic Oil
                                          3.6
    Insurance-Other
                                          3.6
    Electric Power
                                          3.7
    International Oil
                                          3.7
    Chemicals-Fertilizers
                                          4.0
    Automobile Equipment
                                          4.1
    Telephones
                                          4.1
    Banks-Regional
                                          4.3
    Paper
                                          5.1
    Banks-Money Center
                                          7.0

COMMON STOCKS--99.0%
                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------
AEROSPACE/DEFENSE--0.2%
  Boeing Co...............................     1,000    $     50
  Lockheed Martin Corp....................     1,100         122
  Raytheon Co. Cl.A.......................       675          37
  Raytheon Co. Cl.B.......................     1,900         108
  United Technologies Corp................     1,300         128
                                                        --------
                                                             445
                                                        --------
AIR TRANSPORTATION--1.0%
  AMR Corp. Del.*.........................     4,500         686
  Delta Air Lines Inc. Del................     3,800         442
  UAL Corp.*..............................       400          35
  US Airways Group Inc.*..................    10,000         711
                                                        --------
                                                           1,874
                                                        --------
ALUMINUM--0.8%
  Aluminum Company of America.............     1,000          78
  Reynolds Metal Co.......................    22,900       1,511
                                                        --------
                                                           1,589
                                                        --------
APPAREL & TEXTILES--0.9%
  Unifi Inc...............................    45,300       1,736
                                                        --------
AUTOMOBILE EQUIPMENT--4.1%
  Baxter International Inc................    61,300       3,398
  Genuine Parts Co........................    40,500       1,458
  Navistar International Corp.*...........     5,500         164
  TRW Inc.................................    57,100       3,016
                                                        --------
                                                           8,036
                                                        --------
AUTOMOBILES--0.5%
  Chrysler Corp...........................     6,200         249
  Ford Motor Co. Del......................     4,600         211
  General Motors Corp.....................     7,600         512
                                                        --------
                                                             972
                                                        --------
BANKS-MONEY CENTER--7.0%
  Bank New York Inc.......................     7,500         443
  BankAmerica Corp........................    25,800       2,193
  BankBoston Corp.........................     6,900         745
  Chase Manhattan Corp. New...............     9,500       1,316
  Citicorp................................    13,000       1,956
  First Chicago NBD Corp..................     6,500         604
  J. P. Morgan & Company Inc..............     3,500         459
  Mellon Bank Corp........................     3,800         274
  Northern Trust Corp.....................     1,400         102
  Republic NY Corp........................     2,600         348
  State Street Corp.......................     8,700         622
  Wells Fargo & Co........................    12,200       4,496
                                                        --------
                                                          13,558
                                                        --------
BANKS-REGIONAL--4.3%
  Albank Final............................     1,500          79
  Banc One Corp...........................     1,863         110
  Crestar Financial Corp..................    30,500       1,824
  Dime Bancorp Inc. New...................    10,200         313
  First American Corp. TN.................     6,100         301
  First Union Corp........................    18,526       1,118
  Firstar Corp. New.......................     1,200          45
  Fleet Financial Group Inc...............     3,000         259
  Golden State Bancorp Inc.*..............     6,000         234

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------
  Greenpoint Financial Corp...............     4,600    $    183
  H F Ahmanson & Co.......................     5,200         396
  Huntington Bancshares Inc...............     3,470         123
  KeyCorp New.............................     5,000         198
  Keystone Financial Inc..................       500          20
  MAF Bancorp Inc.........................       100           4
  National City Corp......................     5,130         357
  NationsBank Corp........................    16,300       1,235
  Norwest Corp............................    10,000         397
  Ocean Financial Corp....................     2,000          79
  PNC Bank Corp...........................     4,000         242
  SunTrust Banks Inc......................     3,200         261
  Union Planters Corp.....................     5,000         307
  US Bancorp Inc..........................     4,000         328
  Wachovia Corp. New......................     1,000          85
                                                        --------
                                                           8,498
                                                        --------
BUILDING MATERIAL-CONSTRUCTION--1.8%
  Armstrong World Industries Inc..........    24,600       2,109
  Tecumseh Products Co....................    26,800       1,350
                                                        --------
                                                           3,459
                                                        --------
CHEMICALS-FERTILIZERS--4.0%
  Dow Chemical Co.........................     1,400         135
  E.I. Du Pont De Nemours & Co............     8,200         597
  Eastman Chemical Co.....................    30,500       2,097
  Hercules Inc............................    65,700       3,141
  Mallinckrodt Inc. New...................    33,800       1,090
  R.P.M. Inc..............................    45,300         781
                                                        --------
                                                           7,841
                                                        --------
COMPUTER-BUSINESS EQUIPMENT--2.7%
  Apple Computer*.........................       600          16
  Compaq Computer Corp....................    28,600         803
  Digital Equipment Corp.*................    13,000         723
  International Business Machines Corp....    10,800       1,251
  NCR Corp. New*..........................     1,693          62
  Wallace Computer Service Inc............    61,600       2,221
  Xerox Corp..............................     2,000         227
                                                        --------
                                                           5,303
                                                        --------
CONGLOMERATES--0.3%
  Loews Corp..............................     4,300         430
  Minnesota Mining & Manufacturing Co.....     1,000          94
                                                        --------
                                                             524
                                                        --------
CONTAINERS--2.1%
  Crown Cork & Seal Company Inc...........    53,200       2,770
  Tenneco Inc. New........................    30,200       1,300
                                                        --------
                                                           4,070
                                                        --------
CREDIT & MISCELLANEOUS FINANCIAL--1.3%
  American Express Co.....................     2,000         204
  Associates First Capital Corp...........     1,205          90

                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------

  Countrywide Credit Industries Inc.......     8,500    $    411
  Morgan Stanley Dean Witter Discover
    Inc...................................     1,200          95
  Travelers Group Inc.....................    28,956       1,772
                                                        --------
                                                           2,572
                                                        --------
CRUDE PRODUCERS--2.1%
  Burlington Resources Inc................     1,767          83
  Mitchell Energy & Dev. Corp. Cl. A......    66,000       1,650
  Mitchell Energy & Dev. Corp. Cl. B......    30,700         775
  Noble Affiliates Inc....................     1,200          52
  Ultramar Diamond Shamrock...............    45,600       1,473
                                                        --------
                                                           4,033
                                                        --------
DOMESTIC OIL--3.6%
  Amerada Hess Corp.......................     1,400          81
  Amoco Corp..............................     8,600         381
  Atlantic Richfield Co...................    22,900       1,786
  Kerr McGee Corp.........................    48,300       3,188
  Murphy Oil Corp.........................    28,100       1,445
  Phillips Petroleum Co...................     1,500          74
  Tosco Corp..............................       500          18
  USX Marathon Group New..................     2,300          82
                                                        --------
                                                           7,055
                                                        --------
DRUGS & MEDICINE--2.3%
  American Home Product Corp..............    20,200       1,881
  Bristol Myers Squibb Co.................     3,000         318
  Pharmacia & Upjohn Inc..................    53,800       2,263
                                                        --------
                                                           4,462
                                                        --------
ELECTRIC POWER--3.7%
  American Electric Power Inc.............     1,500          72
  Dominion Resources Inc. VA..............     2,700         107
  Duke Energy Co..........................     3,000         174
  Edison International....................     4,000         119
  Entergy Corp............................     4,000          99
  Firstenergy Corp........................     2,500          76
  FPL Group Inc...........................     1,000          62
  GPU Inc.................................    36,300       1,438
  Houston Industries Inc..................     2,000          58
  KU Energy Corp..........................     9,000         398
  LG & E Energy Corp......................    30,000         795
  Midamerican Energy Holdings Co..........     1,400          30
  Niagara Mohawk Power Corp.*.............     3,000          37
  OGE Energy Corp.........................    27,300       1,500
  P P & L Resources Inc...................     1,500          35
  Pacificorp..............................     2,200          51
  Peco Energy Co..........................     1,700          40
  PG&E Corp...............................     3,000          97
  Pinnacle West Cap Corp..................     1,300          58
  Potomac Electric Power Co...............    68,700       1,683
  Public Service Enterprise Group.........     2,000          67
  Southern Co.............................     7,000         185
  TECO Energy Inc.........................     1,900          51
  Texas Utilities Co......................     1,700          68
                                                        --------
                                                           7,300
                                                        --------

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------
ELECTRICAL EQUIPMENT--2.7%
  Emerson Electric Co.....................     2,000    $    127
  General Electric Co.....................     2,500         213
  Hubbell Inc. Cl. B......................    51,100       2,520
  Thomas & Betts Corp.....................    41,300       2,411
                                                        --------
                                                           5,271
                                                        --------
ELECTRONIC INSTRUMENTS--3.4%
  General Signal Corp.....................    70,300       3,093
  Harris Corp.--Delaware..................    59,900       2,898
  Micron Technology Inc.*.................    14,000         435
  Teradyne Inc.*..........................     4,000         146
                                                        --------
                                                           6,572
                                                        --------
FINANCIAL SERVICES--1.0%
  A.G. Edwards Inc........................     6,400         288
  Federal Home Loan Mortgage Co...........     1,500          69
  Lehman Brothers Holdings Inc............    10,500         746
  Merrill Lynch & Company Inc.............     7,200         632
  Paine Webber Group Inc..................     3,200         143
                                                        --------
                                                           1,878
                                                        --------
FOREST PRODUCTS--2.3%
  Boise Cascade Corp......................    61,400       2,306
  Champion International Corp.............       500          27
  Georgia Pacific Corp....................    35,000         897
  Louisiana Pacific Corp..................     1,500          33
  Rayonier Inc............................    23,900       1,198
                                                        --------
                                                           4,461
                                                        --------
FURNISHINGS & APPLIANCES--1.5%
  Rubbermaid Inc..........................    98,300       2,814
  Sherwin Williams Co.....................     1,600          57
                                                        --------
                                                           2,871
                                                        --------
GROCERY PRODUCTS--3.2%
  Archer Daniels Midland Co...............     3,150          68
  Conagra Inc.............................    92,900       2,712
  Dean Foods Co...........................    55,200       2,588
  Flowers Industries Inc..................    37,700         806
  Sara Lee Corp...........................       500          30
                                                        --------
                                                           6,204
                                                        --------
HEALTH CARE-HOSPITAL MANAGEMENT--1.6%
  Columbia/HCA Healthcare Corp............     3,000          99
  C. R. Bard Inc..........................    65,300       2,339
  United Healthcare Corp..................    10,000         703
                                                        --------
                                                           3,141
                                                        --------
INSURANCE-LIFE--0.5%
  Conseco Inc.............................     9,000         447
  Equitable Companies Inc.................    10,000         614
                                                        --------
                                                           1,061
                                                        --------
INSURANCE-OTHER--3.6%
  Allstate Corp...........................     7,968         767
  American International Group Inc........     3,675         483
  CNA Financial Group Inc.*...............     6,000         888
  Consolidated Edison Inc.................     2,000          91
  Progressive Corp. Ohio..................     2,000         271

                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------

  TIG Holdings Inc........................    52,500    $  1,263
  Transamerica Corp.......................    28,400       3,280
  St. Paul Companies Inc..................       564          48
                                                        --------
                                                           7,091
                                                        --------
INTERNATIONAL OIL--3.7%
  Chevron Corp............................     4,800         397
  Exxon Corp..............................    14,800       1,079
  Mobil Corp..............................    41,700       3,294
  Texaco Inc..............................    39,100       2,405
                                                        --------
                                                           7,175
                                                        --------
LEISURE & LUXURY--0.8%
  Brunswick Corp..........................    48,100       1,563
                                                        --------
LIQUOR--1.5%
  Brown Forman Corp. Cl. B................    14,100         798
  Seagram Ltd.............................    49,900       2,130
                                                        --------
                                                           2,928
                                                        --------
MACHINERY--1.2%
  Caterpillar Inc.........................     2,400         137
  Deere & Co..............................     1,900         111
  Flowserve Corp..........................    70,400       2,103
                                                        --------
                                                           2,351
                                                        --------
MANUFACTURING DIVERSIFIED--0.5%
  Johnson Controls, Inc...................    14,900         885
  Parker Hannifin Corp....................       750          33
                                                        --------
                                                             918
                                                        --------
MEDIA--0.0%
  CBS Corp................................     1,000          36
                                                        --------
NATURAL GAS & PIPELINES--3.3%
  AGL Resources Inc.......................    45,900         955
  Columbia Energy Group...................     2,000         163
  Enron Corp..............................     3,900         192
  National Fuel Gas Co. NJ................    21,600         994
  Nicor Inc...............................    25,200       1,032
  People Energy Corp......................    37,000       1,341
  Sonat Inc...............................    42,200       1,873
                                                        --------
                                                           6,550
                                                        --------
OFFSHORE DRILLING--0.1%
  Rowan Cos Inc.*.........................     6,000         177
                                                        --------
PAPER--5.1%
  Consolidated Papers Inc.................    15,500       1,026
  International Paper Co..................     1,900          99
  Kimberly Clark Corp.....................    62,700       3,182
  Temple Inland Inc.......................    25,500       1,646
  Union Camp Corp.........................    22,800       1,377
  Westvaco Corp...........................    26,900         815
  Williamette Industries Inc..............    44,600       1,731
                                                        --------
                                                           9,876
                                                        --------
POLLUTION CONTROL--2.3%
  BetzDearborn Inc........................    33,900       1,818
  Pall Corp...............................   138,300       2,714
                                                        --------
                                                           4,532
                                                        --------

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------
PUBLISHING--0.1%
  Gannett Inc.............................     2,000    $    136
                                                        --------
RAILROADS--0.3%
  Burlington Northern Santa Fe............       500          50
  CSX Corp................................     4,500         236
  Norfolk Southern Corp...................     7,500         251
                                                        --------
                                                             537
                                                        --------
REAL ESTATE INVESTMENT TRUSTS--1.6%
  Developers Diversified Realty...........    19,300         766
  Equity Residential Properties Trust.....    15,300         752
  Felcor Suite Hotels.....................    44,200       1,547
                                                        --------
                                                           3,065
                                                        --------
RETAIL-ALL OTHER--3.4%
  Borders Group Inc.*.....................     9,000         289
  Dayton Hudson Corp......................     1,700         148
  Federated Department Stores Inc.*.......    12,500         615
  Kmart Corp.*............................    21,500         375
  Limited Inc.............................     3,761         126
  May Department Stores Co................    29,300       1,807
  Mercantile Stores Inc...................    39,200       2,864
  Ross Stores Inc.........................     5,000         232
  Sears, Roebuck & Co.....................     1,400          83
  Wal Mart Stores Inc.....................     2,000         101
                                                        --------
                                                           6,640
                                                        --------
RETAIL-DRUG STORES--0.0%
  CVS Corp................................       600          44
                                                        --------
RETAIL-FOOD STORES--2.4%
  American Stores Co......................    78,700       1,889
  Giant Foods Inc. Cl. A..................    74,400       2,771
  Kroger Co.*.............................     1,000          42
                                                        --------
                                                           4,702
                                                        --------
SEMICONDUCTORS--0.1%
  Western Digital Corp....................    14,400         284
                                                        --------
SERVICES--1.6%
  H & R Block Inc.........................    69,000       3,105
                                                        --------
SOFT DRINKS--0.0%
  Coca Cola Enterprises Inc...............     2,100          79
                                                        --------
STEEL--2.8%
  Allegheny Teldyne Inc...................    92,800       2,355
  British Steel PLC ADR(1)................    54,700       1,487
  Harsco Corp.............................    28,700       1,320
  Inland Steel Industry Inc...............     4,000         117
  LTV Corp. New...........................     7,400          96
                                                        --------
                                                           5,375
                                                        --------
TELECOMMUNICATION--0.3%
  Lucent Technologies Inc.................     5,194         395
  Worldcom Inc. GA*.......................     3,000         128
                                                        --------
                                                             523
                                                        --------

                                                         VALUE
                                             SHARES      (000S)
                                            ---------   --------

TELEPHONES--4.1%
  Alltel Corp.............................    50,400    $  2,155
  Ameritech Corp..........................     2,800         119
  AT&T Corp...............................    19,300       1,159
  Bell Atlantic Corp......................     1,200         112
  Bellsouth Corp..........................     3,900         250
  Frontier Corp...........................    44,800       1,341
  GTE Corp................................    39,800       2,326
  SBC Communications Inc..................     3,800         157
  Sprint Corp.............................     6,800         465
                                                        --------
                                                           8,084
                                                        --------
TIRES & RUBBER--1.2%
  B.F. Goodrich Co........................    40,300    $  2,169
  Goodyear Tire and Rubber Co.............     2,700         189
                                                        --------
                                                           2,358
                                                        --------
TOYS--0.1%
  Toys R Us Inc.*.........................     4,300         119
                                                        --------
TOTAL COMMON STOCKS
  (Cost $167,929)....................................    193,034
                                                        --------

SHORT-TERM INVESTMENTS--0.6%
                                            PRINCIPAL
                                             AMOUNT
                                             (000S)
                                            ---------
REPURCHASE AGREEMENTS
  Repurchase Agreement with State Street
    Bank & Trust dated April 30, 1998 due
    on May 1, 1998 at 4.50%,
    collateralized by a U.S. Treasury
    Note, 10.625% August 15, 2015, par
    value of $245 (repurchase proceeds of
    $370 when closed on May 1, 1998)......      $357         357
  Repurchase Agreement with State Street
    Bank & Trust dated April 30, 1998 due
    on May 1, 1998 at 4.50%,
    collateralized by a U.S. Treasury
    Note, 10.625% August 15, 2015 par
    value of $560 (repurchase proceeds of
    $845 when closed on May 1, 1998)......       821         821
                                                        --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,178)......................................      1,178
                                                        --------
TOTAL INVESTMENTS--99.6%
  (Cost $169,107)....................................    194,212
CASH AND OTHER ASSETS,
  LESS LIABILITIES--0.4%.............................        784
                                                        --------
TOTAL NET ASSETS--100%...............................   $194,996
                                                        ========

------------

(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1998 (UNAUDITED)

Total Investments (%)
(Excludes net cash and short-term investments of -32.6%)

    U.S. Government Obligations
                                        2.5
    Asset Backed Securities
                                        4.6
    Foreign Government Obligations
                                        4.8
    Corporate Bonds & Notes
                                       48.5
    Mortgage Related Securities
                                       72.2

ASSET BACKED SECURITIES--4.6%
(Cost $18,125)
                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------
Student Loan Marketing Association
  5.727%--10/25/2005+....................  $  4,084    $  4,082
  5.673%--04/25/2006+....................     9,070       9,039
  Series 1995 Cl. A-2
  5.823%--10/25/2007+....................     5,000       5,004
                                                       --------
                                                         18,125
                                                       --------


CORPORATE BONDS & NOTES--48.5%
AT&T Capital Corp. MTN(1)
  5.950%--02/16/1999.....................    10,000       9,988
Banco Nacional De Obras Y Serv(2)
  6.875%--10/01/1998.....................     3,000       2,975
Bancomer SA(2)
  8.000%--07/07/1998.....................     4,000       4,030
Banesto Del Inc.
  8.250%--07/28/2002+....................     3,000       3,158
Beneficial Corp. MTN(1)
  5.901%--04/02/2002+....................    10,000      10,007
Calpine Corp.
  8.750%--07/15/2007.....................     3,000       3,098
Cemex SA MTN Euro(1)
  8.500%--08/31/2000.....................     1,000       1,010
Central Maine Power MTN(1)
  6.380%--02/24/2000.....................    10,000       9,957
Chrysler Financial Corp. MTN(1)
  5.696%--07/05/2000+....................    10,000      10,007
  5.796%--08/08/2002+....................     8,000       8,012
                                                       --------
                                                         18,019
                                                       --------
Comerica Inc.
  10.125%--06/01/1998....................        50          50
Commonwealth Edison Co.
  Series 26
  8.000%--10/15/2003.....................     3,000       3,078
Dean Witter Discover & Co. MTN(1)
  6.062%--10/05/2002+....................     9,000       9,055

                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------
First Chicago Corp. MTN(1)
  5.767%--03/11/2002+....................  $ 10,000    $ 10,002
  5.787%--06/26/2002+....................    10,000      10,026
                                                       --------
                                                         20,028
                                                       --------
General Motors Acceptance Corp. MTN(1)
  5.400%--03/16/1999+....................     8,000       7,986
General Motors Acceptance Corp.
  5.812%--04/29/2002+....................    10,000       9,989
Goldman Sachs Group LP MTN(1)(2)
  5.844%--01/09/2001+....................    10,000       9,996
Harris Chemical North America Inc.
  10.250%--07/15/2001....................    11,336      11,874
Hydro Quebec Yankee Bonds
  9.500%--11/15/2030 Deb.................       775       1,039
Long Island Lighting Co. REMIC(3)
  6.250%--07/15/2001.....................     5,000       5,035
Merrill Lynch & Company Inc. MTN(1)
  5.768%--09/30/2000++...................    10,000       9,986
Meyer, Fred Inc. New
  7.150%--03/01/2003.....................     5,000       4,979
Orion Network Sys. Inc.
  12.500%--01/15/2007....................     2,500       1,938
PDV America Inc. Sr. Note
  7.250%--08/01/1998.....................     5,000       5,014
Prudential Funding Corp. MTN(1)
  5.890%--08/01/2000+....................     5,000       4,940
Saferco Products Inc. MTN(1)
  9.630%--05/31/2000.....................       500         535
Salomon Inc.
  CPI Bond(4)
  3.648%--02/14/2002.....................     5,089       4,914
Student Loan Marketing Association MTN(1)
  6.080%--06/30/2000++...................     5,000       5,011
TCI Communications Inc. Sr. Notes
  6.375%--09/15/1999.....................     2,000       2,005
  5.945%--09/11/2000 MTN(1)+.............     5,000       4,968
                                                       --------
                                                          6,973
                                                       --------
Tenet Healthcare Corp.
  8.625%--12/01/2003.....................     4,443       4,725
Time Warner Inc.
  7.975%--08/15/2004.....................       450         480
United Airlines Pass Thru Certificate
  Series 1993 C-2
  9.060%--06/17/2015+....................     3,000       3,287
Xerox Credit Corp.
  10.000%--04/01/1999....................        50          52
TOTAL CORPORATE BONDS AND NOTES
  (Cost $192,531)...................................    193,206
                                                       --------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

FOREIGN GOVERNMENT OBLIGATIONS--4.8%
                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------
New Zealand
  10.000%--03/15/2002....................  $  6,400    $  3,860
  8.000%--04/15/2004.....................     7,000       4,049
                                                       --------
                                                          7,909
                                                       --------
Republic of Argentina
  5.906%--04/01/2000+....................       964         949
  6.025%--03/31/2005+....................     4,750       4,347
  8.726%--04/10/2005+....................     6,000       6,045
                                                       --------
                                                         11,341
                                                       --------
TOTAL FOREIGN BONDS
  (Cost $19,731)....................................     19,250
                                                       --------

MORTGAGE RELATED SECURITIES--72.2%

COLLATERALIZED MORTGAGE OBLIGATIONS:

Capstead Securities Corp. IV
  Series 91 Class VII
  8.500%--02/25/2022.....................       750         764

Collateralized Mortgage Securities Corp.
  Series F-4
  11.450%--11/01/2015....................       247         249
  Series 1988 B-4
  8.750%--04/20/2019 REMIC(3)............       290         308
                                                       --------
                                                            557
                                                       --------
Drexel Burnham Lambert
  Series H-4
  8.500%--04/01/2017.....................     8,828       9,236

Federal Home Loan Mortgage Corp. REMIC(3)
  Cl. 78
  8.700%--02/15/2020.....................     2,067       2,103
  Cl. 1029
  9.000%--12/15/2020.....................     2,673       2,800
  6.342%--08/15/2032++...................    19,344      19,395
                                                       --------
                                                         24,298
                                                       --------
Federal National Mortgage Association
  MTN(1)
  5.840%--06/19/1998.....................    15,000      15,002

Federal National Mortgage Association
  REMIC(3)
  Series 1993
  6.500%--02/25/2007 IO(5)...............     2,291         217
  Cl. PN
  6.000%--07/25/2017 IO(5)...............     2,865         279
  Cl. E
  6.000%--04/25/2019.....................     2,000       1,995
  Cl. B
  6.500%--12/25/2020.....................     2,000       2,006
                                                       --------
                                                          4,497
                                                       --------

                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------
Kidder Peabody Acceptance Corp.
  I Series 1994 A1
  8.193%--09/25/2024++...................  $  3,000    $  3,062

L & N Funding Corp. GNMA Coll., Series
  A-4
  12.000%--03/17/2014....................       678         830

MDC Mortgage Funding Corp.
  Cl. Q-6
  9.000%--03/20/2018.....................        14          17

Nomura Asset Securities Corp.
  6.750%--08/25/2027.....................     5,000       4,803

Norwest Mortgage Insurance Corp.
  GNMA Coll.
  Cl. 1-Z
  12.375%--01/01/2014++..................       108         108

Prudential Home Mortgage Securities Co.
  Series 1993
  Cl. A-8
  6.750%--08/25/2008.....................     6,015       5,927
  8.210%--12/26/2023+....................     3,305       3,393
                                                       --------
                                                          9,320
                                                       --------
Resolution Trust Corporation
  Mortgage Pass Thru
  Series 1991 L-1
  8.780%--08/25/2021+....................     3,000       3,079

Sears Mortgage Securities Corp.
  Series 92 Cl. A(2)
  7.566%--10/25/2022+....................       943         953

TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS.......................................     76,526
                                                       --------
OTHER MORTGAGE RELATED SECURITIES:

Federal Home Loan Mortgage Corp.
  Forward Gold 30 year, TBA(6)
  6.500%--05/13/2028.....................    24,750      24,576
  6.500%--06/10/2028.....................    48,500      48,005
                                                       --------
                                                         72,581
                                                       --------
Federal Home Loan Mortgage Corp.
  Pass Thru Certificates
  10.500%--09/01/2000....................        17          18
  7.500%--03/01/2002.....................        11          11
  7.000%--09/15/2005.....................     1,057       1,060
  8.000%--06/01/2011.....................        79          82
  8.500%--02/01/2017.....................        95         100
  7.000%--10/15/2022.....................       393         394
  7.849%--08/01/2024++...................     1,797       1,877
                                                       --------
                                                          3,542
                                                       --------
Federal Home Loan Mortgage Corp. Deb
  5.950%--06/19/1998.....................    10,000      10,003

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE RELATED SECURITIES--CONTINUED
                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------
Federal Housing Authority
  Project Banco-221D
  7.400%--02/01/2021.....................  $    839    $    862
  Project Banco-15
  7.450%--05/01/2021.....................       344         356
  Project Reilly #52
  5.150%--06/01/2018.....................       308         273
                                                       --------
                                                          1,491
                                                       --------
Federal National Mortgage
  Association(6)
  TBA May 15 6.500%--05/18/2013..........    15,000      14,873
  TBA May 30 6.500%--05/13/2028..........    10,000       9,950
  TBA June 30 6.500%--06/10/2028.........    25,000      24,750
                                                       --------
                                                         49,573
                                                       --------
Federal National Mortgage Association
  Pass Thru Certificates
  9.000%--03/01/2005.....................       198         208
  9.000%--11/01/2009.....................     1,571       1,663
  8.500%--12/01/2009.....................        17          18
  9.500%--04/01/2011.....................        60          65
  6.237%--10/01/2032++...................     1,916       1,928
                                                       --------
                                                          3,882
                                                       --------
Government National Mortgage
  Association+
  6.750%--08/15/2017.....................       413         414

Government National Mortgage
  Association II++
  7.000%--01/20/1999.....................     5,612       5,754
  6.875%--03/20/2017.....................     1,470       1,510
  6.500%--07/20/2027.....................    13,646      13,904
  7.000%--08/20/2022.....................     3,662       3,758
  7.000%--09/20/2023.....................     2,686       2,755
  7.375%--05/20/2024.....................     1,166       1,201
  7.000%--07/20/2024.....................        77          79
  7.000%--12/20/2024.....................       707         725
  6.875%--01/20/2025.....................     2,392       2,451
  6.875%--02/20/2025.....................       994       1,018
  6.875%--02/20/2025.....................     1,312       1,344
  7.000%--10/20/2025.....................     1,570       1,609
  7.000%--10/20/2025.....................       578         592
  7.000%--11/20/2025.....................     5,384       5,518
  7.000%--12/20/2026.....................     1,593       1,627
                                                       --------
                                                         43,845
                                                       --------
Government National Mortgage
  Association TBA(6)
  6.500%--05/20/2028.....................    26,000      25,789

TOTAL OTHER MORTGAGE RELATED
  SECURITIES........................................    211,120
                                                       --------

                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------

TOTAL MORTGAGE RELATED SECURITIES
  (Cost $286,360)...................................   $287,646
                                                       --------

U.S. GOVERNMENT OBLIGATION--2.5%
  (Cost $10,120)

U.S. Treasury Notes(4)
  3.625%--07/15/2002.....................  $ 10,018       9,907
                                                       --------

SHORT-TERM INVESTMENTS--6.7%

REPURCHASE AGREEMENTS

Repurchase Agreement with State Street
  Bank & Trust dated April 30, 1998 due
  May 1, 1998 at 4.500%, collateralized by
  a U.S. Treasury Note, 8.375%
  August 15, 2015, par value of $1,845
  (repurchase proceeds of $1,882 when
  closed on May 1, 1998).................     1,845       1,845

U.S. TREASURY BILLS
  5.07%--06/25/1998(7)...................       985         978
  5.03%--07/23/1998(7)...................     1,375       1,360
                                                       --------
                                                          2,338
                                                       --------
COMMERCIAL PAPER
Bank of America NT & SA
  6.050%--06/10/1998.....................    10,000       9,999

E.I. DuPont De Nemours & Co.
  5.500%--07/08/1998.....................     1,400       1,385

Kingdom of Sweden
  5.480%--06/11/1998.....................     1,200       1,193

Sanwa Bank LTD NY
  6.160%--05/11/1998.....................    10,000      10,000

TOTAL COMMERCIAL PAPER..............................     22,577
                                                       --------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $26,759)....................................     26,760
                                                       --------

TOTAL INVESTMENTS--139.3%
  (Cost $553,626)...................................    554,894

CASH AND OTHER ASSETS,
  LESS LIABILITIES--(39.3)%.........................   (156,527)
                                                       --------

TOTAL NET ASSETS--100.0%............................   $398,367
                                                       ========

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

    SWAP AGREEMENTS AT APRIL 30, 1998 ARE AS FOLLOWS:
    (All dollar values are represented in thousands)

                                                                                                        UNREALIZED
                                                                                                      APPRECIATION/
PAR VALUE                                                                                             (DEPRECIATION)
 (000S)                             DESCRIPTION                                  COUNTERPARTY             (000S)
---------                           -----------                                  ------------         --------------
  $5,000    To make or receive quarterly payments through 4/11/2002         Merrill Lynch Capital          $ 24
            based on the difference between (A) the excess of the 10        Services, Inc.
            year interest rate swap rate over (B) the 10 year U.S.
            Treasury Note rate plus 36.25 basis points.

  $7,500    To make or receive quarterly payments through 4/11/2002         Merrill Lynch Capital            35
            based on the difference between (A) the excess of the 10        Services, Inc.
            year interest rate swap rate over (B) the 10 year U.S.
            Treasury Note rate plus 36.50 basis points.

  $7,000    To make or receive quarterly payments through 5/30/2002         Merrill Lynch Capital            32
            based on the difference between (A) the excess of the 10        Services, Inc.
            year interest rate swap rate over (B) the 10 year U.S.
            Treasury Note rate plus 37.00 basis points.

  $4,000    To make or receive quarterly payments through 6/5/2002 based    Merrill Lynch Capital            19
            on the difference between (A) the excess of the 10 year         Services, Inc.
            interest rate swap rate over (B) the 10 year U.S. Treasury
            Note rate plus 35.75 basis points.

  $9,000    To make or receive quarterly payments through 6/6/2002 based    Morgan Grenfell &                42
            on the difference between (A) the excess of the 10 year         Co, Ltd.
            interest rate swap rate over (B) the 10 year U.S. Treasury
            Note rate plus 36.50 basis points.

Y 580,000   To make or receive semi-annual payments through 4/14/2008       Deutsche Bank AG-               (81)
            based on the difference between (A) the 10 year fixed           New York Branch
            interest rate of 2.295% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.

Y 377,000   To make or receive semi-annual payments through 4/15/2008       Deutsche Bank AG-               (55)
            based on the difference between (A) the 10 year fixed           New York Branch
            interest rate of 2.305% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.
                                                                                                           ----
                                                                                                           $ 16
                                                                                                           ====

------------

  + Floating rate security. The stated rate represents the rate in effect at April 30, 1998.

 ++ Variable rate security. The stated rate represents the rate in effect at April 30, 1998.

(1)  MTN after the name of a security stands for Medium Term Note.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities were valued at $17,954 or 4.5% of net assets.

(3) REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

(4) Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

(5) Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The principal amount represents the notional amount on which current interest is calculated.

(6) TBAs are mortgage backed securities traded under delayed delivery commitments, settling after April 30, 1998. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

(7) At April 30, 1998, U.S. Treasury Bills held by the Fund were pledged to cover margin requirements for open futures contracts and written options on futures contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $2,338.

 Y  -- Japanese Yen

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

     FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 1998 ARE AS FOLLOWS:

                                                                  AGGREGATE                                     UNREALIZED
                                                                FACE VALUE OF                                 APPRECIATION/
                                              NUMBER OF           CONTRACTS           EXPIRATION DATE         (DEPRECIATION)
               DESCRIPTION                    CONTRACTS            (000s)              OF CONTRACTS               (000s)
               -----------                    ---------         -------------         ---------------         --------------
U.S. Treasury Bond--30 Yr. (Buy)..........       743               $74,300               June, 1998               $ 284
U.S. Treasury Note--10 Yr. (Buy)..........       680                68,000               June, 1998                (107)
                                                                                                                  -----
                                                                                                                  $ 177
                                                                                                                  =====

     FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT APRIL 30, 1998 ARE AS
     FOLLOWS:

                                                                         AGGREGATE
                                                             MARKET        FACE                                   UNREALIZED
                                                             VALUE         VALUE         DELIVERY DATE           APPRECIATION
                 CURRENCY                     COUNTRY        (000s)       (000s)          OF CONTRACT               (000s)
                 --------                     -------        ------      ---------       -------------           ------------
Dollar (Sell).............................  New Zealand      $4,164       $3,927          May 5, 1998                $237

     TBA SALE COMMITMENTS WHICH WERE OPEN AT APRIL 30, 1998 ARE AS FOLLOWS:

                                               PRINCIPAL                                                            MARKET
                                                AMOUNT                DELIVERY              COUPON                  VALUE
                DESCRIPTION                     (000s)                 MONTH                 RATE                   (000s)
                -----------                    ---------              --------              ------                  ------
Federal Home Loan Mortgage Corp. Gold......     $24,250                 May                  6.50%                 $23,967
Federal National Mortgage Assoc., 30 Yr. ..      10,000                 May                  6.50%                   9,950
Federal National Mortgage Assoc., 30 Yr. ..      15,000                 May                  6.50%                  14,873
                                                                                                                   -------
                                                                                                                   $48,790
                                                                                                                   =======

   The accompanying notes are an integral part of the financial statements.

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1998 (UNAUDITED)

Total Investments (%)
(Excludes net cash and short-term investments of 9.4%)

    Corporate Notes & Bonds
                                       3.7
    U.S. Government Obligations
                                      14.5
    Mortgage Related Securities
                                      24.5
    Asset Backed Securities
                                      47.9

ASSET BACKED SECURITIES--47.9%
                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000s)      (000s)
                                           ---------   --------
Advanta Leasing Receivables
  5.820%--12/15/2006.....................  $  5,000    $  4,996

Allied Capital Commercial Mortgage
  Trust(1)
  6.310%--05/25/2003.....................     3,568       3,560

Beneficial Home Equity Loan Trust
  5.836%--04/28/2026+....................     3,966       3,970

Case Equipment Loan Trust
  5.592%--07/15/2001.....................     3,750       3,751

Chase Manhattan Owner Trust
  6.100%--01/17/2000.....................     3,923       3,932
  5.950%--11/15/2000.....................     5,000       5,006
                                                       --------
                                                          8,938
                                                       --------
CIT RV Trust
  6.200%--10/15/2006.....................     3,750       3,760

Contimortgage Home Equity Loan
  6.220%--11/15/2013.....................     4,000       3,994

Discover Card Master Trust 1
  6.006%--04/15/2002.....................     5,000       5,039

Discover Card Trust
  7.850%--11/20/1998+....................     5,100       5,137

EQCC Home Equity Loan Trust
  6.260%--11/15/2006.....................     4,000       4,011
  6.140%--04/15/2009.....................     2,000       1,997
                                                       --------
                                                          6,008
                                                       --------
First Chicago Master Trust
  5.726%--07/15/2001+....................     5,000       5,003

Ford Credit Auto Owner Trust
  5.950%--01/15/2000.....................     5,000       5,006

ML Home Equity Loan Trust
  6.087%--07/15/2022+....................     3,802       3,809

Nationsbank Auto Owners Trust
  6.375%--07/15/2000.....................     4,964       4,982

Signet Credit Card Master Trust IO(2)
  5.200%--10/15/1998.....................     5,000       4,992

Signet Home Equity Loan Trust
  5.927%--06/20/2004+....................     3,166       3,177

                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000s)      (000s)
                                           ---------    ------
Standard Credit Card Master Trust I
  7.875%--11/07/1998.....................  $  6,865    $  6,940
  9.250%--09/07/1999.....................     3,000       3,047
                                                       --------
                                                          9,987
                                                       --------
TOTAL ASSET BACKED SECURITIES
  (Cost $86,053)...................................      86,109
                                                       --------


CORPORATE NOTES & BONDS--3.7%

Arkaig Finance FRN
  5.743%--03/19/1999+....................     1,500       1,498

Salomon Inc. (Series D &E)
  6.906%--02/14/2000+....................     5,000       5,098
                                                       --------

TOTAL CORPORATE NOTES & BONDS
  (Cost $6,584)....................................       6,596
                                                       --------

MORTGAGE RELATED SECURITIES--24.5%

GOVERNMENT AGENCY PASS-THROUGHS

Federal National Mortgage Association
  5.820%--08/25/1999.....................    16,000      16,040

Government National Mortgage
  Association Project Construction Loan
  TBA(3)
  7.500%--05/01/1998.....................         2           2

Student Loan Marketing Association
  MTN(4)
  5.570%--03/17/2000.....................    13,500      13,463
                                                       --------
TOTAL GOVERNMENT AGENCY PASS-THROUGHS..............      29,505
                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS

Aames Mortgage Trust
  5.807%--05/15/2012+....................     3,763       3,764

Champion Home Equity Loan Trust
  6.590%--11/25/2010.....................     3,852       3,856

Federal Home Loan Mortgage Pass Thru
  Certificates
  5.500%--07/15/2004.....................     2,838       2,835

Federal National Mortgage Association
  REMIC Series 1994 Cl. PC(5)
  7.000%--05/25/2013 PAC.................     1,151       1,149

GE Cap Mortgage Services
  6.530%--12/25/2010.....................     2,992       2,992
                                                       --------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS............................                14,596
                                                       --------
TOTAL MORTGAGE RELATED SECURITIES
  (Cost $43,996)...................................      44,101
                                                       --------

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED
(All dollar values are represented in thousands)

                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------
                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------
U.S. GOVERNMENT OBLIGATIONS--14.5%

U.S. Treasury Bonds
  6.125%--11/15/2027.....................  $  4,500    $  4,610

U.S. Treasury Notes
  5.625%--12/31/1999.....................     6,500       6,504
  5.375%--01/31/2000.....................     2,500       2,491
  5.500%--03/31/2000.....................     5,000       4,993
  5.375%--02/15/2001.....................     3,500       3,478
  5.500%--03/31/2003.....................     4,000       3,974
                                                       --------
                                                         21,440
                                                       --------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $26,028)....................................     26,050
                                                       --------

SHORT TERM INVESTMENTS--10.6%

REPURCHASE AGREEMENTS

  Repurchase Agreement with State Street
    Bank & Trust dated April 30, 1998 due
    May 1, 1998 at 5.300%, collateralized
    by a U.S. Treasury Note, 8.375%
    August 15, 1998, par value of $4,050
    (repurchase proceeds of $4,592 when
    closed on May 1, 1998)...............  $  4,497    $  4,497

BANK OBLIGATIONS

Societe Generale
  5.850%--12/17/1998.....................     5,000       4,997

U.S. GOVERNMENT OBLIGATIONS-SHORT TERM
U.S. Treasury Bills
  5.080%--06/04/1998.....................     1,000         996
  5.080%--04/29/1999.....................     9,000       8,536
                                                       --------
                                                          9,532
                                                       --------
TOTAL SHORT TERM INVESTMENTS
  (Cost $19,029)....................................     19,026
                                                       --------
TOTAL INVESTMENTS--101.2%
  (Cost $181,690)...................................    181,882
CASH AND OTHER ASSETS,
  LESS LIABILITIES--(1.2)%..........................     (2,194)
                                                       --------
TOTAL NET ASSETS--100.0%............................   $179,688
                                                       ========

FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 1998 ARE AS FOLLOWS:

                                                                             AGGREGATE
                                                                           FACE VALUE OF                          UNREALIZED
                                                              NUMBER OF      CONTRACTS      EXPIRATION DATE     (DEPRECIATION)
                        DESCRIPTION                           CONTRACTS       (000S)          OF CONTRACTS          (000S)
                        -----------                           ---------    -------------    ---------------     --------------
U.S. Treasury Note--2 Yr. (Buy).............................     58           $11,600            June, 1998          $(26)
Euro Dollar (Buy)...........................................     16           E$4,000        December, 1998            (3)
                                                                                                                     ----
                                                                                                                     $(29)
                                                                                                                     ====

WRITTEN OPTIONS WHICH WERE OPEN AT APRIL 30, 1998 ARE AS FOLLOWS:

                                                                NUMBER OF      EXPIRATION DATE/        VALUE
                        DESCRIPTION                             CONTRACTS        STRIKE PRICE          (000S)
                        -----------                             ---------      ----------------        ------
U.S. Treasury Note (Call)...................................       58          August, 1998/114         $(33)
U.S. Treasury Note (Put)....................................       58          August, 1998/111         $(22)
                                                                                                        ----
Written options outstanding, at value (premiums received of
  $71)......................................................                                            $(55)
                                                                                                        ====

------------
 + Floating rate security. The stated rate represents the rate in effect at April 30, 1998

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities were valued at $4,992 or 2.8% of net assets.

(2) Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The principal amount represents the notional amount on which current interest is calculated.

(3) TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 1998. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date.

(4) MTN after the name of a security stands for Medium Term Note.

(5) REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

    The accompanying notes are an integral part of the financial statements.

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1998 (UNAUDITED)

Total Investments (%)
(Excludes net cash of--3.8%)

    Mortgage Related Securities
                                       4.0
    Repurchase Agreement
                                       8.4
    Bank Obligations
                                      44.1
    Commercial Paper
                                      47.3

MORTGAGE RELATED SECURITIES--4.0%
                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------
COLLATERALIZED MORTGAGE OBLIGATION
  (Cost $3,000)
  Triangle Fund
    5.656%--11/15/1998+(1)...............  $  3,000    $  3,000
                                                       --------
BANK OBLIGATIONS--44.1%
  Bank of Nova Scotia Yankee CD
    5,580%--02/25/1999...................     3,000       2,998
  Bank of Scotland Euro CD
    5.585%--09/14/1998...................     3,000       2,999
  Barclays Bank Euro CD
    5.710%--05/12/1998...................     3,000       3,000
  Bayerische Landesbank Yankee CD
    5.560%--09/16/1998...................     3,000       3,000
  Bayerische Vereinsbank Yankee CD
    5.700%--10/06/1998...................     3,000       3,000
  CIBC Yankee CD
    5.820%--09/30/1998...................     3,000       3,001
  Credit Agricole Yankee CD
    5.570%--07/28/1998...................     3,000       3,000
  Deutsche Bank Yankee CD
    5.580%--07/09/1998...................     3,000       3,000
  Lloyds Bank PLC
    5.550%--06/29/1998...................     3,000       3,000
  Rabo Bank Yankee CD
    5.560%--07/28/1998...................     3,000       3,000
  Westdeutsche Landesbank Yankee CD
    5.540%--06/17/1998...................     3,000       3,000
                                                       --------
TOTAL BANK OBLIGATIONS
  (Cost $32,998)....................................     32,998
                                                       --------
COMMERCIAL PAPER--47.3%
                                           PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                           ---------   --------
  Allianz of America Finance
    5.520%--05/07/1998...................  $  3,000    $  2,997
  Assoc. Corp. of North America
    5.460%--05/19/1998...................     3,250       3,241
  BTR Dunlop Finance Inc.
    5.490%--06/09/1998...................     3,000       2,982
  Commerzbank U S Finance
    5.450%--05/18/1998...................     3,000       2,992
  Ford Motor Credit Co.
    5.490%--07/24/1998                        2,000       1,974
  General Electric Cap Corp. Disc.
    5.450%--05/13/1998...................     3,250       3,244
  NationsBank Corp.
    5.527%--05/22/1998...................     3,000       2,990
  Rubbermaid Inc.
    5.430%--05/05/1998...................     3,000       2,998
  Suntrust Banks Inc.
    5.430%--05/08/1998...................     3,000       2,997
  Swiss Re Financial Products Corp. YR
    5.450%--05/15/1998...................     3,000       2,994
  Telstra Corporation Limited
    5.500%--06/19/1998...................     3,000       2,978
  Woolwich Building Society
    5.650%--06/05/1998...................     3,000       2,984
                                                       --------
TOTAL COMMERCIAL PAPER
  (Cost $35,371)....................................     35,371
                                                       --------

REPURCHASE AGREEMENT--8.4%
  (Cost $6,248)
  Repurchase Agreement with State Street
    Bank & Trust dated April 30, 1998 due
    on May 1, 1998 at 5.30%, collateralized
    by a U.S. Treasury Note, 8.375%
    August 15, 1998, par value of $5,625
    (repurchase proceeds of $6,378 when
    closed on May 1, 1998)...............     6,248       6,248
                                                       --------

TOTAL INVESTMENTS--103.8%
  (Cost $77,617)(2).................................     77,617

CASH AND OTHER ASSETS,
  LESS LIABILITIES--(3.8%)..........................     (2,840)
                                                       --------

TOTAL NET ASSETS--100.0%............................   $ 74,777
                                                       ========

------------
 + Floating rate security. The stated rate represents the rate in effect at April 30, 1998.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities were valued at $3,000 or 4.0% of net assets.

(2) The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--APRIL 30, 1998 (UNAUDITED)
(All amounts in Thousands, except per share amount)

                                                                            HARBOR          HARBOR
                                                               HARBOR    INTERNATIONAL     CAPITAL
                                                               GROWTH       GROWTH       APPRECIATION
---------------------------------------------------------------------------------------------------------

ASSETS
INVESTMENTS, AT IDENTIFIED COST*............................  $ 91,907    $  949,163      $2,787,691
---------------------------------------------------------------------------------------------------------
Investments, at value.......................................  $110,659    $1,196,200      $3,768,136
Repurchase agreements.......................................     8,836       --              --
Cash........................................................         1       --                    1
Foreign currency, at value
  (cost: $0; $360; $0; $120; $0; $0; $155; $14; $0).........     --              357         --
Receivables for:
  Investments sold..........................................     --           28,302          36,025
  Capital shares sold.......................................        80         1,988           9,180
  Dividends.................................................     --            3,885           1,574
  Interest..................................................        32             4               9
  Open forward currency contracts...........................     --          --              --
  Swap agreements...........................................     --          --              --
  Variation margin on futures contracts.....................     --          --              --
  Written options...........................................     --          --              --
Deferred organization costs.................................     --          --              --
Withholding tax receivable..................................     --              961         --
Other assets................................................         6             6               6
---------------------------------------------------------------------------------------------------------
      TOTAL ASSETS..........................................   119,614     1,231,703       3,814,931
LIABILITIES
Payables for:
  Investments purchased.....................................     --           43,272          16,907
  Capital shares reacquired.................................        38           583           2,852
  Dividends to shareholders.................................     --          --              --
  Written options, at value
    (premiums received $0; $0; $0; $0; $0; $0; $0; $71;
    $0).....................................................     --          --              --
  Interest on reverse repurchase agreements and short
    sales...................................................     --          --              --
Accrued expenses:
  Adviser's fees............................................       146           712           1,783
  Trustees' fees............................................         1             6              13
  Transfer agent's fees.....................................        10           194             104
  Other.....................................................     --              529              16
TBA sale commitments at value (proceeds receivable $0; $0;
  $0; $0; $0; $0; $48,497; $0; $0)..........................     --          --              --
---------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES.....................................       195        45,296          21,675
NET ASSETS
NET ASSETS..................................................  $119,419    $1,186,407      $3,793,256
=========================================================================================================
Net assets consist of:
  Paid-in capital...........................................  $ 87,414    $  906,086      $2,621,859
  Undistributed/(overdistributed) net investment income.....      (180)        3,024           4,469
  Accumulated net realized gain/(loss)......................     4,597        30,300         186,483
  Unrealized appreciation/(depreciation) of investments,
    swap agreements, written options, foreign currency,
    investments sold short and translation of assets and
    liabilities in foreign currencies.......................    27,588       246,997         980,445
  Unrealized appreciation/(depreciation) of futures and
    forward contracts.......................................     --          --              --
---------------------------------------------------------------------------------------------------------
                                                              $119,419    $1,186,407      $3,793,256
=========================================================================================================
Shares of beneficial interest...............................     9,003        61,511         108,311
Net asset value, offering and redemption price per share....  $  13.26    $    19.29      $    35.02

------------
* Including repurchase agreements and short term investments

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--CONTINUED

     HARBOR           HARBOR        HARBOR     HARBOR        HARBOR           HARBOR
INTERNATIONAL II   INTERNATIONAL    VALUE       BOND     SHORT DURATION    MONEY MARKET
----------------------------------------------------------------------------------------

    $144,902        $3,350,037     $169,107   $553,626      $181,690          $77,617
========================================================================================
    $155,501        $6,028,696     $193,034   $553,049      $177,385          $71,369
       --              --             1,178      1,845         4,497          $ 6,248
       --              --                 1          1       --                --
         121           --             --           156            14           --
       --               40,482        3,561     72,551           880           --
          72             7,680          199        681            18               51
         472            24,223          231      --          --                --
           1               648        --         4,238         1,599              443
       --              --             --           237       --                --
       --              --             --            16       --                --
       --              --             --         1,690            35           --
       --              --             --         --               71           --
          15           --             --         --          --                --
         141             5,548            5      --          --                --
           6                29            2          4            35                5
----------------------------------------------------------------------------------------
     156,329         6,107,306      198,211    634,468       184,534           78,116
           2            28,285        2,667    187,003         4,388            3,001
          76            11,876          416        115           374              294
       --              --             --         --          --                    16
       --              --             --         --               55           --
       --              --             --             8       --                --
          81             4,061          103        159            26                7
           2                30            1          2             1           --
          19               211            9         23             2               15
       --                2,775           19          1       --                     6
       --              --             --        48,790       --                --
----------------------------------------------------------------------------------------
         180            47,238        3,215    236,101         4,846            3,339
    $156,149        $6,060,068     $194,996   $398,367      $179,688          $74,777
========================================================================================
    $142,836        $3,198,916     $159,016   $391,527      $205,751          $74,777
         338            25,039          261      1,586          (259)          --
       2,380           157,663       10,613      3,699       (25,982)          --
      10,595         2,678,450       25,106      1,141           207           --
       --              --             --           414           (29)          --
----------------------------------------------------------------------------------------
    $156,149        $6,060,068     $194,996   $398,367      $179,688          $74,777
========================================================================================
      12,016           145,522       11,524     34,874        20,898           74,777
    $  13.00        $    41.64     $  16.92   $  11.42      $   8.60          $  1.00

HARBOR FUND
STATEMENT OF OPERATIONS--SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED) (All Amounts in Thousands)

                                                                           HARBOR
                                                              HARBOR    INTERNATIONAL
                                                              GROWTH       GROWTH
-------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $    45     $  7,770
  Interest..................................................      332          981
  Foreign taxes withheld....................................       (7)        (897)
-------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      370        7,854
EXPENSES:
  Investment adviser's fees.................................      418        3,776
  Shareholder communications................................        4           59
  Custodian fees............................................       38          612
  Transfer agent fees.......................................       39          420
  Professional fees.........................................       25           39
  Trustees' fees and expenses...............................        1            6
  Registration fees.........................................       23          103
  Amortization of organization costs........................    --          --
  Insurance expense.........................................        1            3
  Miscellaneous.............................................        3           13
-------------------------------------------------------------------------------------
     Total expenses.........................................      552        5,031
  Advisory fee waived.......................................    --          --
  Other expense reimbursements and reduction................       (2)         (10)
-------------------------------------------------------------------------------------
     Total operating expenses...............................      550        5,021
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)................................     (180)       2,833
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments............................................    4,617       34,390
     Foreign currency transactions..........................    --             (13)
     Short sales............................................    --          --
     Futures contracts......................................    --          --
  Change in net unrealized appreciation/depreciation on:
     Investments and written options........................    8,646      189,801
     Futures contracts......................................    --          --
     Forward currency contracts.............................    --          --
     Translation of assets and liabilities in foreign
      currencies............................................    --             (17)
-------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions................   13,263      224,161
-------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $13,083     $226,994
=====================================================================================

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF OPERATIONS--CONTINUED

   HARBOR                                                                  HARBOR
  CAPITAL           HARBOR            HARBOR       HARBOR    HARBOR        SHORT           HARBOR
APPRECIATION   INTERNATIONAL II    INTERNATIONAL    VALUE     BOND        DURATION      MONEY MARKET
----------------------------------------------------------------------------------------------------
  $ 13,120          $ 1,143         $   53,566     $ 2,069   $ --          $--             $--
     2,881               93              6,259          87    11,782        4,967           2,150
      (168)            (102)            (6,201)         (9)    --          --              --
----------------------------------------------------------------------------------------------------
    15,833            1,134             53,624       2,147    11,782        4,967           2,150

     9,424              521             23,058         535     1,372          331             113
       152               13                166           9        29            1              11
       194              205              2,699          56        82           44              15
       708               73              1,191          50       157            8              84
        60               26                116          22        35           41              15
        15                2                 31           1         2            1          --
       114               43                106          27        36           20              24
    --                    2            --            --        --          --              --
         5                1                  7           1         2            2               1
        17                5                 32           4         5            4               3
----------------------------------------------------------------------------------------------------
    10,689              891             27,406         705     1,720          452             266
    --                  (69)            (1,764)      --         (431)        (165)            (45)
       (37)              (3)               (27)         (2)       (6)          (3)             (4)
----------------------------------------------------------------------------------------------------
    10,652              819             25,615         703     1,283          284             217
----------------------------------------------------------------------------------------------------
     5,181              315             28,009       1,444    10,499        4,683           1,933

   190,576            2,390            157,922      10,873     2,849          318               6
    --                   (8)              (261)      --          (11)      --              --
    --              --                 --            --            1       --              --
    --              --                 --            --        4,449          (89)         --
   423,867           15,204            848,051      17,009    (1,929)        (218)         --
    --              --                 --            --       (3,141)         (41)         --
    --              --                 --            --           17       --              --
        (1)              (8)               (36)      --          581       --              --
----------------------------------------------------------------------------------------------------
   614,442           17,578          1,005,676      27,882     2,816          (30)              6
----------------------------------------------------------------------------------------------------
  $619,623          $17,893         $1,033,685     $29,326   $13,315       $4,653          $1,939
====================================================================================================

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                       HARBOR                      HARBOR                      HARBOR
                                                       GROWTH               INTERNATIONAL GROWTH        CAPITAL APPRECIATION
                                              -------------------------   -------------------------   -------------------------
                                              NOVEMBER 1,   November 1,   NOVEMBER 1,   November 1,   NOVEMBER 1,   November 1,
                                                 1997          1996          1997          1996          1997          1996
                                                THROUGH       through       THROUGH       through       THROUGH       through
                                               APRIL 30,    October 31,    APRIL 30,    October 31,    APRIL 30,    October 31,
                                                 1998          1997          1998          1997          1998          1997
-------------------------------------------------------------------------------------------------------------------------------
                                              (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS:
 Operations:
   Net investment income/(loss).............   $   (180)     $   (481)    $    2,833     $  7,476     $    5,181    $    5,427
   Net realized gain/(loss) on investments,
     foreign currency transactions,
     investments sold short, futures, swap
     agreements, and written options........      4,617        19,531         34,377       30,050        190,576       406,504
   Net unrealized appreciation/(depreciation)
     of investments, swap agreements, written
     options, investments sold short,
     futures, forward foreign currency
     contracts and translation of assets and
     liabilities in foreign currencies......      8,646        (2,456)       189,784        3,171        423,866       245,411
-------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................     13,083        16,594        226,994       40,697        619,623       657,342
-------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income/(loss).............     --            --             (6,884)      (3,010)        (5,588)       (1,310)
   Net realized gain on investments.........    (17,011)      (28,481)       (33,284)     (13,704)      (405,518)      (53,466)
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS......    (17,011)      (28,481)       (40,168)     (16,714)      (411,106)      (54,776)
-------------------------------------------------------------------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.........     19,485        25,126        178,489      683,701        668,479     1,068,440
   Net asset value of shares issued in
     connection with reinvestment of:
     Dividends from net investment income...     --            --              6,004        2,695          4,957         1,097
     Distributions from net realized gain...     16,392        26,974         31,698       13,051        368,493        47,557
   Cost of shares reacquired................    (17,098)      (49,156)      (135,560)    (283,449)      (255,594)     (504,471)
-------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM
     CAPITAL TRANSACTIONS...................     18,779         2,944         80,631      415,998        786,335       612,623
-------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets....     14,851        (8,943)       267,457      439,981        994,852     1,215,189
NET ASSETS:
 Beginning of period........................    104,568       113,511        918,950      478,969      2,798,404     1,583,215
-------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD*.............................   $119,419      $104,568     $1,186,407     $918,950     $3,793,256    $2,798,404
===============================================================================================================================
NUMBER OF CAPITAL SHARES:
 Sold.......................................      1,547         1,875          9,990       41,977         20,688        36,171
 Reinvested in payment of investment income
   dividends................................     --            --                381          169            176            41
 Reinvested in payment of capital gain
   distributions............................      1,428         2,215          2,010          818         13,076         1,772
 Reacquired.................................     (1,333)       (3,821)        (7,786)     (17,259)        (7,918)      (16,869)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in shares
   outstanding..............................      1,642           269          4,595       25,705         26,022        21,115
 Outstanding:
   Beginning of period......................      7,361         7,092         56,916       31,211         82,289        61,174
-------------------------------------------------------------------------------------------------------------------------------
   End of period............................      9,003         7,361         61,511       56,916        108,311        82,289
===============================================================================================================================
* Includes undistributed/(over-distributed)
  net investment income of:.................   $   (180)     $      0     $    3,024     $  7,075     $    4,469    $    4,876

                                                       HARBOR
                                                  INTERNATIONAL II
                                              -------------------------
                                              NOVEMBER 1,   November 1,
                                                 1997          1996
                                                THROUGH       through
                                               APRIL 30,    October 31,
                                                 1998          1997
--------------------------------------------------------------------------
                                              (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS:
 Operations:
   Net investment income/(loss).............   $    315      $  1,079
   Net realized gain/(loss) on investments,
     foreign currency transactions,
     investments sold short, futures, swap
     agreements, and written options........      2,382         5,750
   Net unrealized appreciation/(depreciation)
     of investments, swap agreements, written
     options, investments sold short,
     futures, forward foreign currency
     contracts and translation of assets and
     liabilities in foreign currencies......     15,196        (4,810)
--------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................     17,893         2,019
--------------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income/(loss).............     (1,046)          (31)
   Net realized gain on investments.........     (5,767)          (55)
--------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS......     (6,813)          (86)
--------------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.........     36,148       143,553
   Net asset value of shares issued in
     connection with reinvestment of:
     Dividends from net investment income...        984            30
     Distributions from net realized gain...      5,455            52
   Cost of shares reacquired................    (32,475)      (23,184)
--------------------------------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM
     CAPITAL TRANSACTIONS...................     10,112       120,451
--------------------------------------------------------------------------
   Net increase/(decrease) in net assets....     21,192       122,384
NET ASSETS:
 Beginning of period........................    134,957        12,573
--------------------------------------------------------------------------
 END OF PERIOD*.............................   $156,149      $134,957
==========================================================================
NUMBER OF CAPITAL SHARES:
 Sold.......................................      2,998        11,761
 Reinvested in payment of investment income
   dividends................................         88             3
 Reinvested in payment of capital gain
   distributions............................        490             5
 Reacquired.................................     (2,680)       (1,850)
--------------------------------------------------------------------------
 Net increase/(decrease) in shares
   outstanding..............................        896         9,919
 Outstanding:
   Beginning of period......................     11,120         1,201
--------------------------------------------------------------------------
   End of period............................     12,016        11,120
==========================================================================
* Includes undistributed/(over-distributed)
  net investment income of:.................   $    338      $  1,069

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS--CONTINUED

              HARBOR                      HARBOR                      HARBOR                      HARBOR
           INTERNATIONAL                   VALUE                       BOND                   SHORT DURATION
     -------------------------   -------------------------   -------------------------   -------------------------
     NOVEMBER 1,   November 1,   NOVEMBER 1,   November 1,   NOVEMBER 1,   November 1,   NOVEMBER 1,   November 1,
        1997          1996          1997          1996          1997          1996          1997          1996
       THROUGH       through       THROUGH       through       THROUGH       through       THROUGH       through
      APRIL 30,    October 31,    APRIL 30,    October 31,    APRIL 30,    October 31,    APRIL 30,    October 31,
        1998          1997          1998          1997          1998          1997          1998          1997
------------------------------------------------------------------------------------------------------------------
     (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
     $   28,009    $   58,550     $  1,444      $  2,732      $ 10,499      $ 18,806      $   4,683     $   8,389

        157,661       126,747       10,873        33,809         7,288        11,422            229         1,238




        848,015       588,192       17,009          (625)       (4,472)       (3,011)          (259)         (691)
------------------------------------------------------------------------------------------------------------------
      1,033,685       773,489       29,326        35,916        13,315        27,217          4,653         8,936
------------------------------------------------------------------------------------------------------------------

        (57,053)      (54,226)      (1,471)       (2,696)      (10,836)      (18,878)        (5,845)      (11,444)
       (127,358)     (103,297)     (33,944)      (13,934)       (7,601)       --             --            --
------------------------------------------------------------------------------------------------------------------
       (184,411)     (157,523)     (35,415)      (16,630)      (18,437)      (18,878)        (5,845)      (11,444)
------------------------------------------------------------------------------------------------------------------

        334,477       809,204       25,239        33,555       101,002       130,443         59,468       233,482


         48,178        46,590        1,399         2,560         9,080        15,418          5,826        11,420
        114,139        93,381       32,344        13,178         6,756        --             --            --
       (376,048)     (505,220)     (19,256)      (19,329)      (75,943)      (71,455)       (46,890)     (262,216)
------------------------------------------------------------------------------------------------------------------

        120,746       443,955       39,726        29,964        40,895        74,406         18,404       (17,314)
------------------------------------------------------------------------------------------------------------------

        970,020     1,059,921       33,637        49,250        35,773        82,745         17,212       (19,822)

      5,090,048     4,030,127      161,359       112,109       362,594       279,849        162,476       182,298
------------------------------------------------------------------------------------------------------------------
     $6,060,068    $5,090,048     $194,996      $161,359      $398,367      $362,594      $ 179,688     $ 162,476
==================================================================================================================

          8,839        22,725        1,544         2,007         8,757        11,476          6,885        26,849

          1,372         1,479           89           156           798         1,366            678         1,323
          3,252         2,963        2,187           886           594        --             --            --
         (9,977)      (14,257)      (1,176)       (1,158)       (6,609)       (6,307)        (5,431)      (30,149)
------------------------------------------------------------------------------------------------------------------
          3,486        12,910        2,644         1,891         3,540         6,535          2,132        (1,977)

        142,036       129,126        8,880         6,989        31,334        24,799         18,766        20,743
------------------------------------------------------------------------------------------------------------------
        145,522       142,036       11,524         8,880        34,874        31,334         20,898        18,766
==================================================================================================================
     $   25,039    $   54,083     $    261      $    288      $  1,586      $  1,923      $    (259)    $     903

              HARBOR
           MONEY MARKET
     -------------------------
     NOVEMBER 1,   November 1,
        1997          1996
       THROUGH       through
      APRIL 30,    October 31,
        1998          1997
     -------------------------
     (UNAUDITED)
      $   1,933     $  3,305

              6           13




        --           --
      ----------------------
          1,939        3,318
      ----------------------
         (1,933)      (3,305)
             (6)         (13)
      ----------------------
         (1,939)      (3,318)
      ----------------------

         55,379      138,417

          1,828        3,162
         --           --
        (55,970)    (134,030)
      ----------------------

          1,237        7,549
      ----------------------
          1,237        7,549

         73,540       65,991
      ----------------------
      $  74,777     $ 73,540
      ======================

         55,379      138,417

          1,828        3,162
         --           --
        (55,970)    (134,030)
      ----------------------
          1,237        7,549

         73,540       65,991
      ----------------------
         74,777       73,540
      ======================
      $       0     $      0

HARBOR FUND  FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                       INCOME FROM INVESTMENT OPERATIONS
                                                   ------------------------------------------
                                                                        NET REALIZED AND
                                                                    UNREALIZED GAINS/(LOSSES)
                                                                    ON INVESTMENTS, FUTURES,
                                 NET ASSET VALUE                    OPTIONS, SWAP AGREEMENTS    TOTAL FROM
                                  BEGINNING OF     NET INVESTMENT     AND FOREIGN CURRENCY      INVESTMENT
YEAR/PERIOD ENDED                    PERIOD        INCOME/(LOSS)            CONTRACTS           OPERATIONS
----------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND (1)
April 30, 1998 (Unaudited)......     $14.20            $(.02)                $ (.44)              $ (.46)
October 31, 1997................      16.00             --                     2.30                 2.30
October 31, 1996................      15.73             (.08)(a)               2.20                 2.12
October 31, 1995................      12.83             (.04)                  3.26                 3.22
October 31, 1994................      14.01             --                    (1.16)               (1.16)
October 31, 1993................      12.42              .01                   2.95                 2.96
----------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
April 30, 1998 (Unaudited)......     $16.15            $ .05                 $ 4.61               $ 4.66
October 31, 1997................      15.35              .12                   1.12                 1.24
October 31, 1996................      12.10              .14(a)                3.22                 3.36
October 31, 1995................      11.53              .11*                   .54                  .65
October 31, 1994(2).............      10.00              .07*                  1.47                 1.54
----------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND(3)
April 30, 1998 (Unaudited)......     $34.01            $ .05                 $14.01               $14.06
October 31, 1997................      25.88              .06                   8.95                 9.01
October 31, 1996................      23.20              .02                   3.00                 3.02
October 31, 1995................      17.31              .04                   6.06                 6.10
October 31, 1994................      17.30              .03                   1.14                 1.17
October 31, 1993................      16.30              .03                   3.03                 3.06
----------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
April 30, 1998 (Unaudited)......     $12.14            $ .13*                $ 3.04               $ 3.17
October 31, 1997................      10.47              .10*                  1.63                 1.73
October 31, 1996(4).............      10.00              .01*                   .46                  .47
----------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND(5)
April 30, 1998 (Unaudited)......     $35.84            $ .19*                $11.55               $11.74
October 31, 1997................      31.21              .41*                  5.44                 5.85
October 31, 1996................      26.93              .41*                  4.41                 4.82
October 31, 1995................      26.87              .39*                   .85                 1.24
October 31, 1994................      22.85              .26*                  3.98                 4.24
October 31, 1993................      16.77              .17*                  6.31                 6.48
----------------------------------------------------------------------------------------------------------


                                          LESS DISTRIBUTIONS
                                  -----------------------------------
                                  DIVIDENDS FROM   DISTRIBUTIONS FROM    IN EXCESS OF
                                  NET INVESTMENT      NET REALIZED      NET INVESTMENT
YEAR/PERIOD ENDED                     INCOME        CAPITAL GAINS**         INCOME
--------------------------------------------------------------------------------------
HARBOR GROWTH FUND (1)
April 30, 1998 (Unaudited)......      $--                $(2.28)            $--
October 31, 1997................       --                 (4.10)             --
October 31, 1996................       --                 (1.85)             --
October 31, 1995................       --                  (.32)             --
October 31, 1994................       --                  (.02)             --
October 31, 1993................       (.01)              (1.36)             --
---------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
April 30, 1998 (Unaudited)......      $(.12)             $ (.59)            $--
October 31, 1997................       (.08)               (.36)             --
October 31, 1996................       (.11)               --                --
October 31, 1995................       (.08)               --                --
October 31, 1994(2).............       (.01)               --                --
---------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
April 30, 1998 (Unaudited)......      $(.07)             $(4.85)            $--
October 31, 1997................       (.02)               (.86)             --
October 31, 1996................       (.03)               (.31)             --
October 31, 1995................       (.04)               (.17)             --
October 31, 1994................       (.03)              (1.13)             --
October 31, 1993................       (.02)              (2.04)             --
---------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
April 30, 1998 (Unaudited)......      $(.10)             $ (.53)            $--
October 31, 1997................       (.02)               (.04)             --
October 31, 1996(4).............       --                  --                --
---------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND(5)
April 30, 1998 (Unaudited)......      $(.40)             $ (.90)            $--
October 31, 1997................       (.42)               (.80)             --
October 31, 1996................       (.41)               (.13)             --
October 31, 1995................       (.24)               (.94)             --
October 31, 1994................       (.22)               --                --
October 31, 1993................       (.22)               (.18)             --
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

      TAX                                                               RATIO OF          ADVISER OR          RATIO OF
    RETURN                    NET ASSET             NET ASSETS     OPERATING EXPENSES   SUBADVISER FEES   INTEREST EXPENSE
      OF          TOTAL       VALUE END   TOTAL    END OF PERIOD       TO AVERAGE         NOT IMPOSED        TO AVERAGE
    CAPITAL   DISTRIBUTIONS   OF PERIOD   RETURN   ($ THOUSANDS)     NET ASSETS (%)       (PER SHARE)      NET ASSETS (%)
--------------------------------------------------------------------------------------------------------------------------
     $--         $(2.28)       $13.26     11.95%++  $  119,419             .99%+             $--                --%
      --          (4.10)        14.20     18.64        104,568            1.12                --                --
      --          (1.85)        16.00     14.84        113,511             .92                --                --
      --           (.32)        15.73     25.93        137,524             .93                --                --
      --           (.02)        12.83     (8.29)       141,330             .93                --                --
      --          (1.37)        14.01     26.17        208,320             .90                --                --
--------------------------------------------------------------------------------------------------------------------------
     $--         $ (.71)       $19.29     24.86%++  $1,186,407             .98%+             $--                --%
      --           (.44)        16.15      8.13        918,950            1.02                --                --
      --           (.11)        15.35     27.86        478,969            1.10                --                --
      --           (.08)        12.10      5.83        122,415            1.21*                .01              --
      --           (.01)        11.53     15.36         74,734            1.32*                .02              --
--------------------------------------------------------------------------------------------------------------------------
     $--         $(4.92)       $35.02     20.94%++  $3,793,256             .68%+             $--                --%
      --           (.88)        34.01     35.73      2,798,404             .70                --                --
      --           (.34)        25.88     13.22      1,583,215             .75                --                --
      --           (.21)        23.20     35.73        925,751             .75                --                --
      --          (1.16)        17.31      7.25        225,984             .81                --                --
      --          (2.06)        17.30     20.16        145,331             .86                --                --
--------------------------------------------------------------------------------------------------------------------------
     $--         $ (.63)       $13.00     13.16%++  $  156,149            1.18%*+            $ .01              --%
      --           (.06)        12.14     16.64        134,957             .98*                .02              --
      --           --           10.47      4.70++       12,573            1.44*+               .01              --
--------------------------------------------------------------------------------------------------------------------------
     $--         $(1.30)       $41.64     20.48%++  $6,060,068             .94%*+            $ .06              --%
      --          (1.22)        35.84     19.26      5,090,048             .97*                .02              --
      --           (.54)        31.21     18.17      4,030,127             .99*                .01              --
      --          (1.18)        26.93      5.06      3,267,157            1.04*                .01              --
      --           (.22)        26.87     18.57      3,129,634            1.10*                .01              --
      --           (.40)        22.85     39.51      2,275,053            1.20*               --  +++           --
--------------------------------------------------------------------------------------------------------------------------


  RATIO OF NET
INVESTMENT INCOME
   TO AVERAGE        PORTFOLIO
 NET ASSETS (%)     TURNOVER (%)
-------------------------------------
    (.32)%+              25.72%+
    (.47)               147.37
    (.50)                87.97
    (.30)                87.94
    --                  115.89
     .11                170.85
-------------------------------------
     .56%+               97.12%+
     .91                 76.19
     .99                 55.17
    1.31*                74.86
     .87*                41.80
-------------------------------------
     .33%+               53.71%+
     .23                 72.80
     .11                 73.69
     .23                 51.65
     .24                 72.89
     .24                 93.24
-------------------------------------
     .45%*+              76.41%+
    1.33*                57.61
     .40*+                2.61+
-------------------------------------
    1.03%*+               7.85%+
    1.20*                 6.39
    1.42*                 9.73
    1.53*                14.01
    1.09*                28.70
    1.28*                15.70
-------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                           INCOME FROM INVESTMENT OPERATIONS
                                       ------------------------------------------
                                                            NET REALIZED AND
                                                        UNREALIZED GAINS/(LOSSES)
                                                        ON INVESTMENTS, FUTURES,
                     NET ASSET VALUE                    OPTIONS, SWAP AGREEMENTS    TOTAL FROM
                      BEGINNING OF     NET INVESTMENT     AND FOREIGN CURRENCY      INVESTMENT
 YEAR/PERIOD ENDED       PERIOD            INCOME               CONTRACTS           OPERATIONS
----------------------------------------------------------------------------------------------
HARBOR VALUE FUND (6)
April 30, 1998
  (Unaudited).......     $18.17             $.14                 $ 4.64               $4.78
October 31, 1997....      16.04              .34                   4.13                4.47
October 31, 1996....      14.57              .40                   2.74                3.14
October 31, 1995....      13.50              .40                   2.13                2.53
October 31, 1994....      14.31              .36                    .27                 .63
October 31, 1993....      13.24              .35                   1.22                1.57
----------------------------------------------------------------------------------------------
HARBOR BOND FUND
April 30, 1998
  (Unaudited).......     $11.57             $.30*                $  .39               $ .69
October 31, 1997....      11.28              .68*                   .30                 .98
October 31, 1996....      11.21              .72*                   .09                 .81
October 31, 1995....      10.41              .74*                   .73                1.47
October 31, 1994....      11.92              .68*                 (1.02)               (.34)
October 31, 1993....      11.35              .68*                   .82                1.50
----------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
April 30, 1998
  (Unaudited).......     $ 8.66             $.24*                $ (.13)              $ .11
October 31, 1997....       8.79              .45*(a)                .01                 .46
October 31, 1996....       8.82              .63*                  (.02)                .61
October 31, 1995....       8.77              .52*                   .06                 .58
October 31, 1994....       9.68              .34*                  (.12)                .22
October 31, 1993....      10.09              .34*                   .16                 .50
----------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
April 30, 1998
  (Unaudited).......     $ 1.00             $.03*                $   --               $ .03
October 31, 1997....       1.00              .02*                    --                 .02
October 31, 1996....       1.00              .05*                    --                 .05
October 31, 1995....       1.00              .06*                    --                 .06
October 31, 1994....       1.00              .03*                    --                 .03
October 31, 1993....       1.00              .03*                    --                 .03
----------------------------------------------------------------------------------------------


                              LESS DISTRIBUTIONS
                      -----------------------------------
                      DIVIDENDS FROM   DISTRIBUTIONS FROM    IN EXCESS OF
                      NET INVESTMENT      NET REALIZED      NET INVESTMENT
 YEAR/PERIOD ENDED        INCOME        CAPITAL GAINS**         INCOME
--------------------------------------------------------------------------
HARBOR VALUE FUND (6)
April 30, 1998
  (Unaudited).......      $ (.15)            $(3.74)            $  --
October 31, 1997....        (.34)             (2.00)               --
October 31, 1996....        (.40)             (1.27)               --
October 31, 1995....        (.39)             (1.07)               --
October 31, 1994....        (.34)             (1.10)               --
October 31, 1993....        (.35)              (.15)               --
--------------------------------------------------------------------------
HARBOR BOND FUND
April 30, 1998
  (Unaudited).......      $ (.31)            $   --             $  --
October 31, 1997....        (.69)                --                --
October 31, 1996....        (.74)                --                --
October 31, 1995....        (.67)                --                --
October 31, 1994....        (.67)              (.50)               --
October 31, 1993....        (.68)              (.25)               --
--------------------------------------------------------------------------
HARBOR SHORT DURATIO FUND
April 30, 1998
  (Unaudited).......      $ (.30)            $   --             $  --
October 31, 1997....        (.59)                --                --
October 31, 1996....        (.60)                --              (.04)
October 31, 1995....        (.52)                --              (.01)
October 31, 1994....       (1.08)                --                --
October 31, 1993....        (.82)              (.09)               --
--------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
April 30, 1998
  (Unaudited).......      $ (.03)            $   --             $  --
October 31, 1997....        (.02)                --                --
October 31, 1996....        (.05)                --                --
October 31, 1995....        (.06)                --                --
October 31, 1994....        (.03)                --                --
October 31, 1993....        (.03)                --                --
--------------------------------------------------------------------------

(1) Effective May 2, 1997, Harbor Growth Fund appointed Emerging Growth Advisors, Inc. as its Subadviser.
(2) For the period November 1, 1993 (commencement of operations) through October 31, 1994.
(3) Effective May 1, 1990, Harbor Capital Appreciation Fund appointed Jennison Associates LLC as its Subadviser.
(4) For the period June 1, 1996 (commencement of operations) through October 31, 1996.
(5) Effective April 1, 1993, Harbor International Fund appointed Northern Cross Investments Limited as its Subadviser.

    The accompanying notes are an integral part of the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

      TAX                                                               RATIO OF          ADVISER OR          RATIO OF
    RETURN                    NET ASSET             NET ASSETS     OPERATING EXPENSES   SUBADVISER FEES   INTEREST EXPENSE
      OF          TOTAL       VALUE END   TOTAL    END OF PERIOD       TO AVERAGE         NOT IMPOSED        TO AVERAGE
    CAPITAL   DISTRIBUTIONS   OF PERIOD   RETURN   ($ THOUSANDS)     NET ASSETS (%)       (PER SHARE)      NET ASSETS (%)
==========================================================================================================================
     $--         $(3.89)       $16.92     17.63%++   $194,996              .77%+             $ --             --    %
      --          (2.34)        18.17     31.08       161,359              .83                 --             --
      --          (1.67)        16.04     23.08       112,109              .83                 --             --
      --          (1.46)        14.57     21.02        84,514              .90                 --             --
      --          (1.44)        13.50      4.80        59,390             1.04                 --             --
      --           (.50)        14.31     11.99        59,884              .88                 --             --
--------------------------------------------------------------------------------------------------------------------------
     $--         $ (.31)       $11.42      3.48%++   $398,367              .65%*+            $.02             --    %
      --           (.69)        11.57      8.96       362,594              .67*               .03             --
      --           (.74)        11.28      7.56       279,849              .70*               .03             --
      --           (.67)        11.21     14.56       222,998              .70*               .03             --
      --          (1.17)        10.41     (3.14)      162,221              .77*               .03             --
      --           (.93)        11.92     13.98       164,382              .72*               .02             --
--------------------------------------------------------------------------------------------------------------------------
     $--         $ (.30)       $ 8.60      2.81%++   $179,688              .34%*+            $.02             --+
      --           (.59)         8.66      5.48       162,476              .36*               .02            .64
      --           (.64)         8.79      7.24       182,292              .33*               .02           1.26
      --           (.53)         8.82      6.82       105,007              .38*               .02           1.46
      (.05)       (1.13)         8.77      2.53       115,891              .38*                --+++        1.26
      --           (.91)         9.68      5.18       135,189              .43*               .02            .69
--------------------------------------------------------------------------------------------------------------------------
     $--         $ (.03)       $ 1.00      2.56%++   $ 74,777              .58%*+            $.01             --    %
      --           (.02)         1.00      5.11        73,540              .62*                --+++          --
      --           (.05)         1.00      5.08        65,991              .64*                --+++          --
      --           (.06)         1.00      5.66        64,492              .61*                --+++          --
      --           (.03)         1.00      3.53        60,024              .67*                --+++          --
      --           (.03)         1.00      2.68        46,879              .71*                --+++          --
--------------------------------------------------------------------------------------------------------------------------


       RATIO OF NET
     INVESTMENT INCOME
        TO AVERAGE        PORTFOLIO
      NET ASSETS (%)     TURNOVER (%)
=====================================
           1.61%+            106.03%+
           1.98              145.85
           2.65              132.39
           3.00              135.93
           2.66              150.94
           2.48               50.20
-------------------------------------
          5.34%*+            299.40%+
          6.04*              252.37
          6.40*              192.64
          7.11*               88.69
          6.29*              150.99
          6.19*              119.92
-------------------------------------
          5.64%*+            910.24%+
          5.14*            1,518.68
          6.84*            1,277.82
          6.19*              725.96
          4.61*              895.76
          4.19*            1,212.20
-------------------------------------
          5.11%*+               N/A
          4.97*                 N/A
          4.85*                 N/A
          5.42*                 N/A
          3.38*                 N/A
          2.58*                 N/A
-------------------------------------

(6) Harbor Value Fund appointed Richards & Tierney, Inc. and DePrince, Race, & Zollo, Inc. as its Subadvisers effective November 1, 1993 and April 20, 1995, respectively.
  + Annualized
 ++ Unannualized
+++ Amount is less than $.01 per share.
  * Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its advisory fees.
 ** Includes both short-term and long-term capital gains.
(a) Based on monthly average of shares outstanding during the fiscal year.

HARBOR SHORT DURATION FUND
STATEMENT OF CASH FLOWS

                                                              FOR THE PERIOD ENDED
                                                                 APRIL 30, 1998
                                                              --------------------
                                                                   AMOUNTS IN
                                                                   THOUSANDS
Cash flows provided by operating activities:
  Investment income received (excluding net amortization of
    $23)....................................................       $   4,563
  Payment of operating expenses.............................            (289)
  Purchase of investments...................................        (770,186)
  Proceeds from sales and maturities of investments.........         757,130
  Net purchase of short-term investments....................          (3,889)
  Cash used for futures contracts...........................             (84)
  Cash used for written options.............................             (52)
  Cash used for forward currency contracts..................              (1)
  Cash used for other assets................................              (7)
                                                                   ---------
    CASH USED FOR OPERATING ACTIVITIES......................         (12,815)
                                                                   =========
Cash flows provided by financing activities:
  Capital stock proceeds....................................          59,518
  Payment to repurchase capital stock.......................         (46,698)
  Cash dividends paid.......................................             (19)
                                                                   ---------
    NET CASH PROVIDED BY FINANCING ACTIVITIES...............          12,801
                                                                   ---------
Net decrease in cash........................................             (14)
Cash at beginning of period.................................              14
Foreign currency at beginning of period, at cost............              14
                                                                   ---------
Total cash at beginning of period...........................              28
Cash at end of period.......................................               0
Foreign currency at end of period, at cost..................              14
                                                                   ---------
    Total cash at end of period.............................       $      14
                                                                   =========
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations........       $   4,653
                                                                   ---------
  Increase in investments...................................         (16,679)
  Change in unrealized depreciation -- net..................             218
  Increase in receivables for futures.......................             (35)
  Increase in receivables for written options...............             (71)
  Increase in payables for written options..................              71
  Decrease in receivables for securities sold...............           2,956
  Increase in interest receivable...........................            (428)
  Decrease in payables for futures..........................              (1)
  Increase in other assets..................................              (8)
  Decrease in payable for securities purchased..............          (3,486)
  Decrease in accrued expense and other liabilities.........              (5)
                                                                   ---------
  Total adjustments.........................................         (17,468)
                                                                   ---------
Cash used for operating activities..........................       ($ 12,815)
                                                                   =========

    The accompanying notes are an integral part of the financial statements

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 1998
($ in Thousands)
NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of a series of nine diversified investment portfolios (the "Funds"), each of which is represented by a separate series of shares of beneficial interest and having an unlimited number of shares authorized. As of April 30, 1998 the Trust consisted of the following funds: Harbor Growth Fund, Harbor International Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The policies are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION

     Equity securities are valued at the last sale price on an exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on that exchange on the valuation day, or if no sale occurs, at the official bid price (both the last sale price and official bid price are determined as of the close of the London Foreign Exchange).

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service, or as otherwise described below, selected by the Adviser, which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at the amortized cost which approximates value. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded.

     Securities for which there are no such prices or for which prices are deemed by the Adviser or Subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the Adviser and Subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended and the Fund's Rule 2a-7 procedures.

FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED
     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts' terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. See Note 3 for open futures contracts held as of April 30, 1998.

OPTIONS

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Options contracts tend to increase or decrease the Fund's exposure to the underlying instrument, or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which it is principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale underlying the security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms. See Note 3 for all outstanding written options as of April 30, 1998.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED
SWAP AGREEMENTS

     To the extent permitted under their respective investment policies, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Unrealized gains or losses are reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as a realized gain or loss when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

TBA PURCHASE COMMITMENTS

     Harbor Bond Fund and Harbor Short Duration Fund may enter into TBA (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 1.0% from the principal amount. Each Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Funds will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Funds may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

TBA SALE COMMITMENTS

     Harbor Bond Fund and Harbor Short Duration Fund enter into TBA sale commitments to hedge portfolio positions or to sell mortgage backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by each Fund as an unrealized gain and loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

FORWARD CURRENCY CONTRACTS

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may enter into forward foreign currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED
STATEMENT OF CASH FLOWS

     Information on financial transactions which have settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows for Harbor Short Duration Fund. The cash amounts shown in the Statement of Cash Flows is the amount reported as cash and foreign currency in Harbor Short Duration Fund's Statement of Assets and Liabilities and represent cash on hand in its custodian and sub-custodian bank accounts and does not include any short-term investments at April 30, 1998.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date. For Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the straight-line method. Discounts and premiums on high-yield securities are amortized using the effective yield method for the Harbor Bond Fund and Harbor Short Duration Fund.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

DEFERRED ORGANIZATION COSTS

     Certain costs incurred by Harbor International Fund II in connection with its organization and its registration with the Securities and Exchange Commission and with various states aggregated approximately $21. These costs are being amortized on a straight-line basis over a five-year period from the commencement of operations of the Fund.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 1998 were as follows:

                                                               PURCHASES                        SALES
                                                       --------------------------      ------------------------
                                                          U.S.                            U.S.
                                                       GOVERNMENT        OTHER         GOVERNMENT       OTHER
                                                       ----------        -----         ----------       -----
Harbor Growth......................................     $     --       $   17,098       $     --       $ 15,014
Harbor International Growth........................           --          572,365             --        476,572
Harbor Capital Appreciation........................           --        1,260,922             --        825,208
Habor International II.............................           --           52,438             --         57,279
Harbor International...............................           --          234,973             --        436,374
Harbor Value.......................................           43          101,237             --         92,695
Harbor Bond........................................      620,751          126,231        570,025         77,808
Harbor Short Duration..............................      684,394           82,307        702,935         33,140

     Harbor Money Market's purchases and sales (including maturities) of investment securities (all short term obligations) aggregated $755,998 and $752,631, respectively.

     Harbor Short Duration Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash or liquid securities with its custodian sufficient to cover its short position.

     Harbor Bond Fund enters into forward sale commitments to sell a specified security at a specified price on a specified future date. The forward sales that create short positions are accounted for as short sells as described above.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

FUTURES CONTRACTS

Transactions in future contracts for the six-month period ended April 30, 1998 are summarized as follows:

                                                                PURCHASES OF                 SALES OF
                                                              FUTURES CONTRACTS          FUTURES CONTRACTS
                                                           -----------------------    -----------------------
                                                                 U.S. BONDS                 U.S. BONDS
                                                           -----------------------    -----------------------
                                                           NUMBER OF    AGGREGATE     NUMBER OF    AGGREGATE
                                                           CONTRACTS    FACE VALUE    CONTRACTS    FACE VALUE
                                                           ---------    ----------    ---------    ----------
HARBOR BOND FUND
  Contracts outstanding at beginning of period...........    1,282      $  117,409      --         $  --
  Contracts opened.......................................    3,076         307,600      --            --
  Contracts closed.......................................   (2,935)       (282,709)     --            --
                                                            ------      ----------      ----       ---------
  Open at 4/30/98........................................    1,423      $  142,300      --         $  --
                                                            ======      ==========      ====       =========
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of period...........    --         $   --          --         $  --
  Contracts opened.......................................      133          26,600      --            --
  Contracts closed.......................................      (75)        (15,000)     --            --
                                                            ------      ----------      ----       ---------
  Open at 4/30/98........................................       58      $   11,600      --         $  --
                                                            ======      ==========      ====       =========

                                                                 PURCHASES OF                SALES OF
                                                               FUTURES CONTRACTS        FUTURES CONTRACTS
                                                            -----------------------   ----------------------
                                                               FOREIGN CURRENCY          FOREIGN CURRENCY
                                                            -----------------------   ----------------------
                                                            NUMBER OF    CURRENCY     NUMBER OF    CURRENCY
                                                            CONTRACTS     AMOUNT*     CONTRACTS     AMOUNT
                                                            ---------    --------     ---------    --------
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of period............       29     E$    7,250     --        E$ --
  Contracts opened........................................      101          25,250       95         95,000
  Contracts closed........................................     (114)        (28,500)     (95)       (95,000)
                                                             ------     -----------     ----      ---------
  Open at 4/30/98.........................................       16     E$    4,000     --        E$ --
                                                             ======     ===========     ====      =========

* Amounts disclosed represent Euro Dollars, throughout the period, with Euro Dollars outstanding at the end of the period.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

WRITTEN OPTIONS

     Transactions in written options for the six-month period ended April 30, 1998 are summarized as follows:

                                                                     OPTIONS WRITTEN
                                                                -------------------------
                                                                     FOREIGN FUTURES
                                                                -------------------------
                                                                NUMBER OF      AGGREGATE
                                                                CONTRACTS      FACE VALUE
                                                                ---------      ----------
HARBOR BOND FUND
  Options outstanding at beginning of period................       200         $ 200,000
  Options opened............................................      --              --
  Options closed/expired....................................      (200)         (200,000)
                                                                  ----         ---------
  Open at 4/30/98...........................................      --           $  --
                                                                  ====         =========

                                                                     OPTIONS WRITTEN
                                                                -------------------------
                                                                  U.S. TREASURY FUTURES
                                                                -------------------------
                                                                NUMBER OF      AGGREGATE
                                                                CONTRACTS      FACE VALUE
                                                                ---------      ----------
HARBOR BOND FUND
  Options outstanding at beginning of period................       300         $ 300,000
  Options opened............................................      --              --
  Options closed/expired....................................      (300)         (300,000)
                                                                  ----         ---------
  Open at 4/30/98...........................................      --           $  --
                                                                  ====         =========

                                                                     OPTIONS WRITTEN
                                                                -------------------------
                                                                  U.S. TREASURY FUTURES
                                                                -------------------------
                                                                NUMBER OF      AGGREGATE
                                                                CONTRACTS      FACE VALUE
                                                                ---------      ----------
HARBOR SHORT DURATION FUND
  Options outstanding at beginning of period................      --           $  --
  Options opened............................................       308           308,000
  Options closed/expired....................................      (192)         (192,000)
                                                                  ----         ---------
  Open at 4/30/98...........................................       116         $ 116,000
                                                                  ====         =========

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor"), an indirect wholly-owned subsidiary of Owens-Illinois, Inc., is the Trust's Investment Adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 1998. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                  ANNUAL
                                                                PERCENTAGE    FEES
                            FUND                                   RATE      EARNED
                            ----                                ----------   ------
Harbor Growth...............................................      0.75%      $   418
Harbor International Growth.................................      0.75%        3,776
Harbor Capital Appreciation.................................      0.60%        9,424
Harbor International II.....................................      0.75%          521
Harbor International........................................      0.85%       23,058
Harbor Value................................................      0.60%          535
Harbor Bond.................................................      0.70%        1,372
Harbor Short Duration.......................................      0.40%          331
Harbor Money Market.........................................      0.30%          113

     Harbor has from time to time agreed not to impose all or a portion of its advisory fees and bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. During the six-month period ended April 30, 1998, Harbor agreed not to impose advisory fees of $69, $431, $165 and $45 relating to Harbor International Fund II, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund, respectively; and Harbor and Northern Cross Investments Limited agreed not to impose $1,764 of the advisory fee for Harbor International Fund.

     The Trust reimburses Harbor for certain legal expenses incurred by Harbor with respect to the Trust. Such amounts aggregated $28 for the six-month period ended April 30, 1998.

DISTRIBUTOR

     HCA Securities, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the distributor for Harbor Fund shares. Harbor Fund does not reimburse the distributor for expenses.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

SHAREHOLDERS

     On April 30, 1998, Harbor, HCA Securities, Inc., Harbor Transfer, Inc., and various employee benefit plans of Owens-Illinois, Inc. held the following shares of beneficial interest in the Funds:

                                                              HARBOR, HCA
                                                            SECURITIES AND          BENEFIT PLANS OF
FUND                                                        HARBOR TRANSFER       OWENS-ILLINOIS, INC.
----                                                        ---------------       --------------------
Harbor Growth.............................................        30,888                3,566,178
Harbor International Growth...............................        35,106                  774,064
Harbor Capital Appreciation...............................             7                2,537,286
Harbor International II...................................       212,616                   90,155
Harbor International......................................             5                1,636,357
Harbor Value..............................................            10                3,204,017
Harbor Bond...............................................             9                2,342,309
Harbor Short Duration.....................................     3,309,755               15,731,225
Harbor Money Market.......................................        36,443               19,647,950

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services for the six-month period ended April 30, 1998 totaled $2,730.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations. Trustees' fees and expenses for all Funds aggregated $59 for the six-month period ended April 30, 1998.

CUSTODIAN

     Payments to the custodian have been reduced by balance credits applied to each portfolio for the six-month period ended April 30, 1998. For the Harbor Growth Fund, Harbor International Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund the reduction amounted to $2, $10, $37, $3, $27, $2, $6, $3 and $4, respectively.

NOTE 5--COMMITMENTS AND CONTINGENCIES

     In connection with its former fidelity bond and directors and officers errors and omissions liability insurance policy, the Trust, on behalf of each Fund, must maintain a "reserve premium" for five years representing approximately 100% of its allocated annual premium for each Fund. Such amounts are included in "Other Assets" in each Fund's Statement of Assets and Liabilities.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 6--TAX INFORMATION

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 1998 were as follows:

                                                                              GROSS UNREALIZED
                                                                       ------------------------------    NET UNREALIZED
NAME OF FUND                                        IDENTIFIED COST    APPRECIATION    (DEPRECIATION)     APPRECIATION
------------                                        ---------------    ------------    --------------    --------------
Harbor Growth Fund..............................      $   91,908        $   33,088       $  (5,500)        $   27,588
Harbor International Growth Fund................         949,524           274,495         (27,462)           247,033
Harbor Capital Appreciation Fund................       2,787,692           998,724         (18,279)           980,445
Harbor International Fund II....................         145,023            21,084         (10,485)            10,599
Harbor International Fund.......................       3,350,038         2,784,404        (105,746)         2,678,658
Harbor Value Fund...............................         169,108            26,917          (1,811)            25,106
Harbor Bond Fund................................         507,286             3,683          (2,709)               974
Harbor Short Duration Fund......................         181,633               323            (115)               208

        (This document must be preceded or accompanied by a Prospectus.)


TRUSTEES AND OFFICERS                                                         SHAREHOLDER SERVICING AGENT
Ronald C. Boller                      Chairman, President and                 Harbor Transfer, Inc.
                                      Trustee                                 P.O. Box 10048
Howard P. Colhoun                     Trustee                                 Toledo, Ohio 43699-0048
John P. Gould                         Trustee                                 1-800-422-1050
Rodger F. Smith                       Trustee                                 CUSTODIAN
Constance L. Souders                  Secretary and Treasurer                 State Street Bank and Trust
INVESTMENT ADVISER                                                            Company
Harbor Capital Advisors, Inc.                                                 P.O. Box 1713
One SeaGate                                                                   Boston, MA 02105
Toledo, OH 43666                                                              INDEPENDENT ACCOUNTANTS
DISTRIBUTOR AND                                                               Price Waterhouse LLP
PRINCIPAL UNDERWRITER                                                         160 Federal Street
HCA Securities, Inc.                                                          Boston, MA 02110
One SeaGate                                                                   LEGAL COUNSEL
Toledo, OH 43666                                                              Hale and Dorr LLP
(419) 247-2477                                                                60 State Street
                                                                              Boston, MA 02109

                                HARBOR FUND LOGO
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050

236,000/6/98                                                              (LOGO)
                                                                  recycled paper